INVESTMENT COMPANIES

                  Investment Company Act file number  811-21727
                                                     -----------

                     First Trust/FIDAC Mortgage Income Fund
        ------------------------------------------------------------------
               (Exact name of registrant as specified in charter)

                        120 East Liberty Drive, Suite 400
                                Wheaton, IL 60187
        ------------------------------------------------------------------
               (Address of principal executive offices) (Zip code)

                             W. Scott Jardine, Esq.
                           First Trust Portfolios L.P.
                        120 East Liberty Drive, Suite 400
                                Wheaton, IL 60187
        ------------------------------------------------------------------
                     (Name and address of agent for service)

        registrant's telephone number, including area code:  630-765-8000
                                                            --------------

                       Date of fiscal year end:  October 31
                                                ------------

                   Date of reporting period:  October 31, 2010
                                             ------------------


Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. Section 3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

The Report to Shareholders is attached herewith.


[LOGO OMITTED]                            [LOGO OMITTED]
FIRST TRUST                               FIDAC
                                          FIXED INCOME DISCOUNT ADVISORY COMPANY


                               FIRST TRUST/FIDAC
                              MORTGAGE INCOME FUND

                               [GRAPHIC OMITTED]


                                 ANNUAL REPORT
                               FOR THE YEAR ENDED
                                OCTOBER 31, 2010

--------------------------------------------------------------------------------
TABLE OF CONTENTS
--------------------------------------------------------------------------------


                  FIRST TRUST/FIDAC MORTGAGE INCOME FUND (FMY)
                                  ANNUAL REPORT
                                OCTOBER 31, 2010


Shareholder Letter....................................................  1
At a Glance...........................................................  2
Portfolio Commentary..................................................  3
Portfolio of Investments..............................................  6
Statement of Assets and Liabilities................................... 10
Statement of Operations............................................... 11
Statements of Changes in Net Assets................................... 12
Statement of Cash Flows............................................... 13
Financial Highlights.................................................. 14
Notes to Financial Statements......................................... 15
Report of Independent Registered Public Accounting Firm............... 21
Additional Information................................................ 22
Board of Trustees and Officers........................................ 26
Privacy Policy........................................................ 28


                  CAUTION REGARDING FORWARD-LOOKING STATEMENTS

This report contains certain forward-looking statements within the meaning of the Securities Act of 1933, as amended, and the Securities Exchange Act of 1934, as amended. Forward-looking statements include statements regarding the goals, beliefs, plans or current expectations of First Trust Advisors L.P. ("First Trust" or the "Advisor") and/or Fixed Income Discount Advisory Company ("FIDAC" or the "Sub-Advisor") and their respective representatives, taking into account the information currently available to them. Forward-looking statements include all statements that do not relate solely to current or historical fact. For example, forward-looking statements include the use of words such as "anticipate," "estimate," "intend," "expect," "believe," "plan," "may," "should," "would" or other words that convey uncertainty of future events or outcomes.

Forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause the actual results, performance or achievements of First Trust/FIDAC Mortgage Income Fund (the "Fund") to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements. When evaluating the information included in this report, you are cautioned not to place undue reliance on these forward-looking statements, which reflect the judgment of the Advisor and/or Sub-Advisor and their respective representatives only as of the date hereof. We undertake no obligation to publicly revise or update these forward-looking statements to reflect events and circumstances that arise after the date hereof.

                        PERFORMANCE AND RISK DISCLOSURE

There is no assurance that the Fund will achieve its investment objectives. The Fund is subject to market risk, which is the possibility that the market values of securities owned by the Fund will decline and that the value of the Fund shares may therefore be less than what you paid for them. Accordingly, you can lose money by investing in the Fund. See "Risk Considerations" in the Notes to Financial Statements for a discussion of certain other risks of investing in the Fund.

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. For the most recent month-end performance figures, please visit http://www.ftportfolios.com or speak with your financial advisor. Investment returns, net asset value and common share price will fluctuate and Fund shares, when sold, may be worth more or less than their original cost.

                            HOW TO READ THIS REPORT

This report contains information that may help you evaluate your investment. It includes details about the Fund and presents data and analysis that provide insight into the Fund's performance and investment approach.

By reading the portfolio commentary by the portfolio management team of the Fund, you may obtain an understanding of how the market environment affected the Fund's performance. The statistical information that follows may help you understand the Fund's performance compared to that of relevant market benchmarks.

It is important to keep in mind that the opinions expressed by personnel of FIDAC are just that: informed opinions. They should not be considered to be promises or advice. The opinions, like the statistics, cover the period through the date on the cover of this report. The risks of investing in the Fund are spelled out in the prospectus, the statement of additional information, this report and other Fund regulatory filings.

--------------------------------------------------------------------------------
SHAREHOLDER LETTER
--------------------------------------------------------------------------------


                  FIRST TRUST/FIDAC MORTGAGE INCOME FUND (FMY)
                                  ANNUAL REPORT
                                OCTOBER 31, 2010


Dear Shareholders:

I am pleased to present you with the annual report for your investment in First Trust/FIDAC Mortgage Income Fund (the "Fund").

First Trust Advisors L.P. ("First Trust") has always believed that staying invested in quality products and having a long-term horizon can help investors reach their financial goals. While the past two years have been challenging, successful investors understand that having a long-term investment perspective through all kinds of markets can help them reach their investing goals. First Trust is a long-term investor and investment manager, and we will continue to bring investments we believe fit investors with long-term goals.

The report you hold contains detailed information about your investment; a portfolio commentary from the Fund's management team that provides a recap of the period; a performance analysis and a market and Fund outlook. Additionally, you will find the Fund's financial statements for the twelve months this report covers. I encourage you to read this document and discuss it with your financial advisor.

First Trust offers a variety of products that can fit many financial plans to help those investors who are seeking long-term financial success and we remain committed to bringing you quality investment solutions regardless of the inevitable volatility the market experiences. In addition to going over your investment plan, you may want to talk to your advisor about the investments First Trust offers that might also fit your financial plan.

At First Trust we continue to be committed to making available up-to-date information about your investments so you and your financial advisor have current information on your portfolio. We value our relationship with you, and we thank you for the opportunity to assist you in achieving your financial goals.

Sincerely,


/s/ James A. Bowen

James A. Bowen
President of First Trust/FIDAC Mortgage Income Fund

FIRST TRUST/FIDAC MORTGAGE INCOME FUND
"AT A GLANCE"
AS OF OCTOBER 31, 2010 (UNAUDITED)


FUND STATISTICS

Symbol on New York Stock Exchange                                     FMY
Common Share Price                                                 $20.70
Common Share Net Asset Value ("NAV")                               $19.59
Premium (Discount) to NAV                                            5.67%
Net Assets Applicable to Common Shares                        $79,494,520
Current Monthly Distribution per Common Share (1)                  $0.160
Current Annualized Distribution per Common Share                   $1.920
Current Distribution Rate on Closing Common Share Price (2)          9.28%
Current Distribution Rate on NAV (2)                                 9.80%

COMMON SHARE PRICE & NAV (WEEKLY CLOSING PRICE)

             [PERFORMANCE GRAPH OMITTED]

           Common
            Share
            Price     NAV
           ------    -----
10/31/2009  17.91    19.62
11/6/2009   17.52    19.55
11/13/2009  17.51    19.43
11/16/2009  17.47    19.33
11/20/2009  17.35    19.38
11/27/2009  17.67    19.40
12/4/2009   17.57    19.58
12/11/2009  17.92    19.65
12/18/2009  18.11    19.64
12/24/2009  18.31    19.81
12/31/2009  18.24    19.69
1/8/2010    18.25    19.86
1/15/2010   18.50    19.95
1/22/2010   18.50    19.95
1/29/2010   18.62    20.12
2/5/2010    18.44    20.01
2/12/2010   18.40    19.91
2/19/2010   18.54    19.99
2/26/2010   18.50    19.92
3/5/2010    18.34    19.82
3/12/2010   18.18    19.80
3/19/2010   18.15    19.88
3/26/2010   18.42    19.95
4/1/2010    18.24    19.89
4/9/2010    18.35    19.90
4/16/2010   18.33    20.04
4/23/2010   18.44    20.21
4/30/2010   18.57    20.28
5/7/2010    18.11    20.08
5/14/2010   18.36    20.15
5/21/2010   18.27    19.92
5/28/2010   18.24    19.93
6/4/2010    18.05    19.68
6/11/2010   18.23    19.62
6/18/2010   18.27    19.60
6/25/2010   18.18    19.58
7/2/2010    18.37    19.52
7/9/2010    18.25    19.48
7/16/2010   19.21    19.47
7/23/2010   19.21    19.56
7/30/2010   19.72    19.51
8/6/2010    19.44    19.39
8/13/2010   20.55    19.31
8/20/2010   20.12    19.41
8/27/2010   20.01    19.13
9/3/2010    20.19    19.27
9/10/2010   20.86    19.52
9/17/2010   20.80    19.39
9/24/2010   21.72    19.35
10/1/2010   21.57    19.33
10/8/2010   20.00    19.24
10/15/2010  20.39    19.38
10/22/2010  19.87    19.39
10/29/2010  20.70    19.59
10/31/2010  20.70    19.59

PORTFOLIO CHARACTERISTICS

Weighted Average Duration      -7.03
Weighted Average Life (Years)   3.30


PERFORMANCE (3)
------------------------------------------------------------------------------------------------------------------------
                                                                                  Average Annual Total Return
                                                                           ---------------------------------------------
                                                         1 Year Ended        5 Years Ended        Inception (5/25/2005)
                                                          10/31/2010          10/31/2010             to 10/31/2010
FUND PERFORMANCE
NAV                                                         9.01%                8.20%                   7.79%
Market Value                                               26.18%               12.69%                   7.97%
INDEX PERFORMANCE
Barclays Capital U.S. MBS: Agency Fixed Rate MBS Index      6.12%                6.82%                   6.22%
------------------------------------------------------------------------------------------------------------------------



                                                     % OF TOTAL
ASSET CLASSIFICATION                                INVESTMENTS
----------------------                              -----------
Non-Agency Collateralized Mortgage Obligations          46.0%
U.S. Government Agency Mortgage-Backed Securities       29.9
U.S. Government Agency Collateralized
   Mortgage Obligations                                 24.1
-------------------------------------------------------------
Total                                                  100.0%
                                                       ======



                                                     % OF TOTAL
SECURITY TYPE                                       INVESTMENTS
---------------                                     -----------
Fixed Rate Securities                                   53.6%
Adjustable Rate Securities                              33.0
Interest Only Securities                                13.4
-------------------------------------------------------------
Total                                                  100.0%
                                                       ======



                          % OF TOTAL
                        FIXED-INCOME
CREDIT QUALITY (4)       INVESTMENTS
--------------------    ------------
AAA                         64.5%
AA+                          1.2
AA                           6.1
AA-                          4.7
A                            0.3
A-                           0.4
BBB+                         0.5
BBB-                         1.9
BB                           4.9
BB-                          3.4
B+                           1.9
B-                           0.4
CCC                          8.6
CC                           1.2
---------------------------------
Total                      100.0%
                           ======


(1) Most recent distribution paid or declared through 10/31/2010. Subject to change in the future.

(2) Distribution rates are calculated by annualizing the most recent distribution paid or declared through the report date and then dividing by Common Share price or NAV, as applicable, as of 10/31/2010. Subject to change in the future.

(3) Total return is based on the combination of reinvested dividend, capital gain and return of capital distributions, if any, at prices obtained by the Dividend Reinvestment Plan and changes in NAV per share for net asset value returns and changes in Common Share price for market value returns. Total returns do not reflect sales load and are not annualized for periods less than one year. Past performance is not indicative of future results.

(4) The credit quality information presented reflects the ratings assigned by one or more nationally recognized statistical rating organizations (NRSROs). For situations in which a security is rated by more than one NRSRO and ratings are not equivalent, the ratings are averaged.

--------------------------------------------------------------------------------
                              PORTFOLIO COMMENTARY
--------------------------------------------------------------------------------


                                  SUB-ADVISOR

Fixed Income Discount Advisory Company ("FIDAC") is the Sub-Advisor to First Trust/FIDAC Mortgage Income Fund (the "Fund"). FIDAC is the wholly-owned registered investment advisor of Annaly Capital Management Inc. ("Annaly"), a publicly-traded real estate investment trust that trades under the New York Stock Exchange ("NYSE") symbol of NLY. The Fund trades under the ticker symbol FMY on the NYSE. Formed in 1994, FIDAC has become one of the leading fixed-income management companies in the world specializing in mortgage-backed securities and interest rate sensitive strategies. As of September 30, 2010, FIDAC and Annaly had approximately $99.3 billion in gross assets under management.

FIDAC manages multiple investment vehicles that are marketed globally through distributor relationships. Overall, FIDAC's principal business objective is to generate net income for distribution to investors from the spread between interest income on mortgage-backed securities and the costs of borrowing to finance their acquisition. FIDAC's team of investment professionals has built a successful long-term track record through some of the most challenging fixed-income markets in memory.

                           PORTFOLIO MANAGEMENT TEAM

WELLINGTON J. DENAHAN-NORRIS
VICE CHAIRMAN, CHIEF INVESTMENT OFFICER AND CHIEF OPERATING OFFICER

Ms. Denahan-Norris is the Vice-Chairman of Annaly, Chief Investment Officer and Chief Operating Officer of Annaly. Ms. Denahan-Norris has been with FIDAC since its inception and was one of the original founders of Annaly. She is also responsible for the development of in-house portfolio systems. Prior to joining Annaly and FIDAC, Ms. Denahan-Norris was Vice President at Citadel Funding Corporation and a trader in the mortgage-backed securities desk at Wertheim Schroder and Co., Inc. She has a Bachelor's Degree in Business from Florida State University and attended the New York Institute of Finance for intense mortgage-backed securities studies.

JAMES P. FORTESCUE
MANAGING DIRECTOR, HEAD OF LIABILITIES

Mr. Fortescue started with FIDAC in June of 1995 where he was in charge of finding financing on mortgage-backed and corporate bonds for regional dealers, as well as maintaining a pricing service for a major broker-dealer. Mr. Fortescue has been in charge of liability management for Annaly since its inception, and continues to oversee all financing activities for FIDAC. Mr. Fortescue has a Bachelor's Degree in Finance from Siena College.

ROSE-MARIE LYGHT
MANAGING DIRECTOR, CHIEF INVESTMENT OFFICER

Mrs. Lyght is a Managing Director and Chief Operating Officer of FIDAC. She joined FIDAC and Annaly in April 1999. Since that time she has been involved in the asset selection and financing for FIDAC funds and high net worth separate accounts. She has been a portfolio manager on FIDAC's offshore funds since December 2000. Mrs. Lyght has a Bachelor of Science in Finance and a Master's Degree in Business Administration from Villanova University.

ERIC SZABO, CFA, PRM
MANAGING DIRECTOR, CHIEF RISK OFFICER

Mr. Szabo is a Managing Director and the Chief Risk Officer for Annaly and FIDAC. Prior to joining the companies in April 2004, he worked for TimesSquare Capital Management as a Mortgage Analyst and Trader. Mr. Szabo has a Bachelor's degree from The College of New Jersey and a Master's Degree in Finance from Boston College. Mr. Szabo is a certified Professional Risk Manager as designated by the Professional Risk Managers' International Association, and a CFA charterholder.

MOHIT MARRIA
SENIOR VICE PRESIDENT

Mr. Marria is a Senior Vice President and Portfolio Manager for Annaly and FIDAC. Prior to joining the companies in August 2005, Mr. Marria worked at both AIG and MetLife trading mortgage-backed securities for their general account portfolios. Mr. Marria has a Bachelor's Degree and a Master's in Business Administration from Rutgers University.

NANCY MURTHA
SENIOR VICE PRESIDENT

Mrs. Murtha is a Senior Vice President and Portfolio Manager for Annaly and FIDAC. She joined both companies in October of 2002. From 2000 to 2002, she was a Senior Accountant at Deloitte & Touche where she worked within the Banking and Securities Group. Mrs. Murtha has a Bachelor's Degree in Accounting and Management Information Systems from Manhattan College.

--------------------------------------------------------------------------------
                       PORTFOLIO COMMENTARY - (Continued)
--------------------------------------------------------------------------------


                                   COMMENTARY

FIRST TRUST/FIDAC MORTGAGE INCOME FUND

The Fund's primary investment objective is to seek a high level of current income with a secondary objective of capital preservation. The Fund pursues its objectives by investing primarily in mortgage-backed securities representing part ownership in a pool of either residential or commercial mortgage loans that, in the opinion of the FIDAC, offer an attractive combination of credit quality, yield and maturity. The Fund purchases securities issued by government agencies or by private originators or issuers, generally in the form of pass-through certificates, collateralized mortgage obligations, residential mortgage-backed securities or commercial mortgage-backed securities. The Fund may use leverage to an aggregate amount of up to 33-1/3% of the Fund's Managed Assets,1 primarily through the use of reverse repurchase agreements.

MARKET RECAP

Economic data over the previous 6 to 12 months has generally shown a deceleration in the recovery that began in mid-2009. Inflation rates are low and have continued to trend down, with the headline Consumer Price Index ("CPI") decelerating to 1.1% year-over-year in September and core CPI declining sharply to 0.8%. Employment data has been weak considering that most economists believe that the U.S. is roughly 15 months into an expansion. October's nonfarm payroll release featured a stronger than expected establishment survey (151,000 jobs vs. 60,000 expected), but a weaker household survey (-330,000 jobs). The unemployment rate rose to 9.64% and has remained stubbornly close to 10%.

The two data points mentioned above make up the Fed's mandate: to promote maximum employment and stable prices. Various Fed speakers have lamented the high unemployment rate, calling it "unacceptable," and characterized inflation as too low. In response, the Fed has engaged in a strategy called Quantitative Easing ("QE") in which it purchases longer-dated Treasury securities with the goal of lowering borrowing rates and spurring economic activity. The Fed engaged in the first round of QE beginning in January of 2010. The charts below show how ineffective this brand of monetary policy has been.

   [QE vs INFLATION CHART OMITTED]        [QE vs UNEMPLOYMENT CHART OMITTED]

                      [DATA POINTS REPRESENTED IN CHARTS]

                  Federal Reserve:
                    Securities            Core         Unemployment
        Date       Held Outright       Inflation          Rate

        Jan-06       $  746,588           2.1%             4.7%
                     $  752,549           2.1%             4.8%
                     $  758,529           2.1%             4.7%
                     $  759,683           2.3%             4.7%
                     $  762,411           2.5%             4.6%
        Jun-06       $  766,349           2.7%             4.6%
                     $  764,763           2.7%             4.7%
                     $  766,738           2.8%             4.7%
                     $  768,915           2.9%             4.5%
                     $  768,422           2.8%             4.4%
        Nov-06       $  772,610           2.6%             4.5%
                     $  778,938           2.6%             4.4%
                     $  778,863           2.6%             4.6%
                     $  780,793           2.7%             4.5%
                     $  780,890           2.5%             4.4%
        Apr-07       $  787,149           2.4%             4.5%
                     $  790,260           2.2%             4.4%
                     $  790,497           2.2%             4.6%
                     $  790,714           2.2%             4.6%
                     $  784,637           2.1%             4.6%
        Sep-07       $  779,633           2.1%             4.7%
                     $  779,586           2.2%             4.7%
                     $  779,693           2.3%             4.7%
                     $  754,612           2.4%             5.0%
                     $  718,371           2.5%             5.0%
        Feb-08       $  713,355           2.3%             4.8%
                     $  612,305           2.4%             5.1%
                     $  548,692           2.3%             5.0%
                     $  491,091           2.3%             5.4%
                     $  478,796           2.4%             5.5%
        Jul-08       $  479,206           2.5%             5.8%
                     $  479,642           2.5%             6.1%
                     $  486,578           2.5%             6.2%
                     $  490,089           2.2%             6.6%
                     $  488,628           2.0%             6.9%
        Dec-08       $  495,629           1.7%             7.4%
                     $  510,871           1.7%             7.7%
                     $  581,726           1.8%             8.2%
                     $  761,295           1.8%             8.6%
                     $  983,358           1.9%             8.9%
        May-09       $1,107,447           1.8%             9.4%
                     $1,217,044           1.7%             9.5%
                     $1,344,561           1.6%             9.4%
                     $1,485,134           1.4%             9.7%
                     $1,592,701           1.5%             9.8%
        Oct-09       $1,690,228           1.7%            10.1%
                     $1,783,726           1.7%            10.0%
                     $1,844,722           1.8%            10.0%
                     $1,910,020           1.5%             9.7%
                     $1,975,641           1.3%             9.7%
        Mar-10       $2,014,390           1.2%             9.7%
                     $2,042,037           1.0%             9.9%
                     $2,057,164           1.0%             9.7%
                     $2,059,878           1.0%             9.5%
                     $2,053,876           1.0%             9.5%
        Aug-10       $2,044,167           1.0%             9.6%


If we benchmark the effectiveness of QE by using the Fed's dual mandate, it's very difficult to call round one a success. We should also recognize the obvious counterfactual: things could have been worse if nothing was done.

Whatever its effect on the economy, QE had a dramatic effect on asset prices. The 10-year Treasury Note has enjoyed the spoils of a flight to quality bid with the yield dropping to 2.599% on October 29, 2010 from a near 3.653% six months earlier. The equity market, as measured by the Standard & Poor's 500 Index ("S&P 500"), is up in recent months, and spreads on most fixed-income products have tightened substantially. More specifically in the mortgage market, performance in agency and non-agency residential mortgage-backed securities ("MBS") has been resilient as investors have turned to mortgages as a way to pick up yield.

Mortgage rates have been in a secular decline and currently are near record lows. Prepayment activity has picked up in recent months as many borrowers have moved to take advantage of lower rates; however, not to the magnitude one might expect. High unemployment, negative equity, and tighter credit standards still prevent a significant number of borrowers from refinancing. Agency MBS has benefited from the rally in treasuries as slow prepays provide investors with more yield without giving up the relative liquidity and safety of Treasuries. The longer we stay in this low rate environment, we may see increasing concerns

--------------------------------------------------------------------------------
                       PORTFOLIO COMMENTARY - (Continued)
--------------------------------------------------------------------------------


that government intervention, favorable buying conditions or a slight improvement in the labor market could help prepayment speeds increase going forward. Fears of a spike in prepayments could cause a widening of MBS spreads, especially in higher-coupon securities where borrowers have the most to gain from refinancing.

Another topic that has captured the attention of MBS investors is the news that further stalling of the foreclosure process is coming due to a wave of litigation related to the mishandling of foreclosure documents by major banks. Attorneys General from several states are filing their own suits, which allege that banks have mishandled mortgage documents and have not been validating the accuracy of the foreclosure affidavits being sent to the homeowners. This should slow the already snail-like pace of homes moving through the foreclosure process, which will have the near-term effect of keeping Real Estate Owned Loans ("REO") inventories lower than they would otherwise have been, and possibly keeping home prices higher. However, the long-run effect will be to delay the release of the growing shadow inventory, possibly increasing loss severities, and delaying the eventual recovery in the housing market. This has had a limited effect on valuations in residential MBS ("RMBS") so far, but this story will likely garner plenty of headlines in the coming weeks. We will continue to look at the potential effects it could have on housing and non-agency pricing.

FUND PERFORMANCE

For the twelve-month period ended October 31, 2010, the Fund had a total net asset value ("NAV") return2 of 9.01% and a market value return2 of 26.18%. As of October 31, 2010, the Fund traded at $20.70, a 5.67% premium to its NAV. The Fund's benchmark, the Barclays Capital U.S. MBS: Agency Fixed Rate MBS Index, had a return of 6.12% over the same period.

For the twelve-month period ended October 31, 2010, the Fund paid $1.65 in dividends and the Fund's NAV declined slightly (by 0.20%) to $19.59 from $19.63. Although prepayment speeds have been below the street's expectations, speeds have increased in recent months, negatively impacting the prices and income on the Interest-Only (IO) Securities in the portfolio. The decrease in IO prices was the main contributor to the decline in NAV, outweighing any positives from the run up in Agency and Non-Agency prices.

Nevertheless, the Fund outperformed its benchmark, the Barclays Capital U.S.
MBS: Agency Fixed Rate MBS Index which is attributed to the income paid during the period. The Fund had an income return of 9.12%, exceeding the benchmark's income return of 3.43% by 569 basis points. The outperformance generally reflects better-than-expected performance of the Fund's non-agency bonds, as losses have not occurred at the pace we had originally anticipated.

MARKET AND FUND OUTLOOK

Looking forward to 2011, we see plenty of uncertainty surrounding the mortgage market and the broader economy. The issues we have discussed above paint the picture of a fragile recovery, and continued weakness in the housing market highlights the risk of more government intervention, which is creating spread volatility across all mortgage products. In addition, with increased government involvement in the capital markets, volatility of interest rates is a risk that could increase, along with the spread volatility. Further, if rates continue to stay low and higher prepayments become the norm, we may see more widening on IO spreads. If this scenario does materialize, we may look to sell or swap bonds to maximize long-term results. We still are evaluating the commercial MBS sector as a possible investment, since yields of certain investment-grade bonds in this sector remain attractive for buy and hold investors. That being said, we remain careful and opportunistic managers of the portfolio, looking to pick up securities where we believe value exists, and taking profits where prudent.

---------------

(1) The Fund's Managed Assets are the average daily total asset value of the Fund minus the sum of the Fund's liabilities other than the principal amount of borrowings or reverse repurchase agreements, if any.

(2) Total return is based on the combination of reinvested dividend, capital gain and return of capital distributions, if any, at prices obtained by the Dividend Reinvestment Plan and changes in NAV per share for net asset value returns and changes in Common share price for market value returns. Total return does not reflect sales load and is not annualized for periods less than one year. Past performance is not indicative of future results.

FIRST TRUST/FIDAC MORTGAGE INCOME FUND
PORTFOLIO OF INVESTMENTS (a)
OCTOBER 31, 2010


  PRINCIPAL                                                                           STATED
    VALUE                            DESCRIPTION                            COUPON    MATURITY          VALUE
----------------  -------------------------------------------------------   ------    --------     --------------
U.S. GOVERNMENT AGENCY MORTGAGE-BACKED SECURITIES - 34.3%
                  Federal National Mortgage Association (FNMA)
$      4,210,431     Pool 256182 ...............................            6.00%     03/01/36     $    4,545,668
       4,115,294     Pool 256328 (b)............................            6.50%     07/01/36          4,496,969
       4,559,841     Pool 831145 (b)............................            6.00%     12/01/35          5,000,914
       4,955,272     Pool 843971 (b)............................            6.00%     11/01/35          5,477,567
       2,551,385     Pool 872303 ...............................            6.00%     05/01/36          2,779,643
       4,624,755     Pool 880203 ...............................            6.00%     02/01/36          4,987,200
                                                                                                   --------------
                  TOTAL U.S. GOVERNMENT AGENCY MORTGAGE-BACKED SECURITIES .....................        27,287,961
                  (Cost $25,002,094)                                                               --------------

U.S. GOVERNMENT AGENCY AND NON-AGENCY COLLATERALIZED MORTGAGE
   OBLIGATIONS - 80.6%
                  Adjustable Rate Mortgage Trust
         548,132   Series 2004-5, Class 1A1 (c)...............              3.36%     04/25/35            503,507
                  Banc of America Funding Corp.
       1,100,742   Series 2005-F, Class 4A1 (c)...............              3.15%     09/20/35            883,077
                  Banc of America Mortgage Securities
         113,819   Series 2002-L, Class 1A1 (c)...............              3.42%     12/25/32             87,085
         186,314   Series 2004-K, Class 4A1 (c)...............              5.23%     12/25/34            178,980
       3,469,536   Series 2007-3, Class 2A3 ..................              7.00%     09/25/37          1,088,879
                  Bear Stearns Adjustable Rate Mortgage Trust
       1,149,473   Series 2004-10, Class 12A3 (c).............              3.24%     01/25/35            972,712
       1,339,370   Series 2004-9, Class 12A3 (c)..............              3.32%     11/25/34          1,190,716
                  Chase Mortgage Finance Corp.
         955,584   Series 2007-A3, Class 3A1 (c)..............              5.95%      2/25/37            886,461
                  Countrywide Alternative Loan Trust
         633,798   Series 2004-14T2, Class A6 ................              5.50%     08/25/34            639,834
         355,157   Series 2004-1T1, Class A1 .................              5.00%     02/25/34            356,290
       1,798,073   Series 2005-J1, Class 2A1 .................              5.50%     02/25/25          1,721,915
                  Countrywide Home Loans
         374,870   Series 2004-HYB1, Class 2A (c).............              3.26%     05/20/34            325,304
         231,173   Series 2005-20, Class A7 ..................              5.25%     12/25/27            200,670
       1,933,390   Series 2005-J4, Class A4 ..................              5.50%     11/25/35          1,652,975
                  Credit Suisse First Boston Mortgage Securities Corp.
       2,721,449   Series 2004-AR2, Class 1A1 (c).............              3.34%     03/25/34          2,169,622
                  Federal Home Loan Mortgage Corp.
       2,256,911   Series 2641, Class SC (d)..................             13.39%     07/15/33          2,406,434
       2,040,392   Series 2676, Class IK, IO .................              5.00%     02/15/20             20,751
          44,232   Series 2716, Class CI, IO .................              5.00%     05/15/19                309
         795,111   Series 2737, Class IG, IO .................              5.00%     08/15/27             11,273
         102,082   Series 2772, Class CS (d)..................             21.73%     04/15/34            104,451
       8,545,624   Series 2807, Class SB, IO (d)..............              7.20%     11/15/33          1,507,706
       2,314,782   Series 2870, Class JI, IO .................              5.00%     10/15/27             48,436
         430,586   Series 2888, Class OI, IO .................              5.00%     01/15/27              7,573
       1,357,260   Series 2921, Class IQ, IO .................              5.00%     01/15/29             44,951
         627,238   Series 2938, Class PI, IO .................              5.00%     11/15/28             18,581
         255,687   Series 2961, Class IP, IO .................              5.50%     07/15/28              2,334


Page 6                  See Notes to Financial Statements

FIRST TRUST/FIDAC MORTGAGE INCOME FUND
PORTFOLIO OF INVESTMENTS (a) - (CONTINUED)
OCTOBER 31, 2010


  PRINCIPAL                                                                           STATED
    VALUE                            DESCRIPTION                            COUPON    MATURITY          VALUE
----------------  -------------------------------------------------------   ------    --------     --------------
U.S. GOVERNMENT AGENCY AND NON-AGENCY COLLATERALIZED MORTGAGE
   OBLIGATIONS - (CONTINUED) ...................................
                  Federal Home Loan Mortgage Corp. (Continued)
$        600,863   Series 3000, Class SU (d)..................             22.34%     04/15/35     $      655,416
         811,923   Series 3069, Class LI, IO .................              5.50%     08/15/32             60,916
         110,146   Series 3171, Class CS (d)..................             37.76%     06/15/36            120,074
         407,471   Series 3195, Class SX (d)..................             44.48%     07/15/36            565,885
       3,402,020   Series 3562, Class KI, IO .................              4.50%     11/15/22            304,627
         184,104   Series 3569, Class SN (d)..................             13.36%     08/15/39            189,122
         446,276   Series 3570, Class SB (d)..................              9.49%     08/15/39            450,255
       2,862,924   Series 3593, Class IP, IO .................              5.00%     06/15/36            218,674
      13,076,699   Series 3619, Class EI, IO .................              4.50%     05/15/24          1,349,096
       9,951,024   Series 3726, Class KI, IO .................              3.50%     04/15/25          1,123,828
                  Federal Home Loan Mortgage Corp., STRIP
      16,933,253   Series 227, Class IO, IO ..................              5.00%     12/01/34          2,612,291
       6,096,328   Series 232, Class IO, IO ..................              5.00%     08/01/35            896,841
                  Federal National Mortgage Association
       2,444,956   Series 2005-122, Class SN (d)..............             27.58%     01/25/36          3,345,948
         525,661   Series 2005-39, Class BI, IO ..............              5.00%     06/25/28             12,169
         410,341   Series 2005-91, Class SH (d)...............             22.89%     05/25/33            554,486
       4,882,497   Series 2008-50, Class AI, IO ..............              5.50%     06/25/23            341,219
      10,124,294   Series 2009-56, Class PI, IO ..............              5.00%     11/25/30            289,916
      17,353,697   Series 2010-40, Class MI, IO ..............              4.50%     08/25/24          1,448,338
       1,843,675   Series 2010-5, Class DS (d)................             13.73%     02/25/40          1,870,504
                  Federal National Mortgage Association, STRIP
       6,383,623   Series 360, Class 2, IO ...................              5.00%     08/01/35            949,007
                  First Horizon Mortgage Trust
       2,968,498   Series 2005-8, Class 1A5 ..................              5.75%     02/25/36          2,838,078
                  GMAC Mortgage Corporation Loan Trust
         405,063   Series 2004-AR1, Class 22A (c).............              3.17%     06/25/34            353,976
                  Government National Mortgage Association
       3,643,882   Series 2009-65, Class NJ, IO ..............              5.50%     07/20/39            528,426
                  GSR Mortgage Loan Trust
         308,915   Series 2004-5, Class 3A2 (c)...............              4.67%     05/25/34            309,111
         344,383   Series 2005-AR2, Class 5A1 (c).............              2.93%     04/25/35            299,086
       3,777,204   Series 2007-1F, Class 3A10, IO ............              6.00%     01/25/37            403,969
                  Harborview Mortgage Loan Trust
         332,077   Series 2004-1, Class 2A (c)................              2.90%     04/19/34            281,140
       1,388,953   Series 2004-6, Class 3A1 (c)...............              2.95%     08/19/34          1,088,857
                  JP Morgan Mortgage Trust
       3,061,560   Series 2005-ALT1, Class 4A1 (c)............              5.59%     10/25/35          2,693,455
                  JP Morgan Re-REMIC
       3,642,876   Series 2009-7, Class 12A1 (c) (e)..........              6.25%     01/27/37          3,747,608
                  Merrill Lynch Mortgage Investors Trust
       1,854,666   Series 2005-A7, Class 2A1 (c)..............              5.33%     09/25/35          1,706,844
                  Morgan Stanley Mortgage Loan Trust
         284,313   Series 2004-7AR, Class 2A6 (c).............              2.81%     09/25/34            266,634
                  Provident Funding Mortgage Loan Trust
         581,273   Series 2005-1, Class 1A1 (c)...............              3.02%     05/25/35            452,451


                       See Notes to Financial Statements                  Page 7

FIRST TRUST/FIDAC MORTGAGE INCOME FUND
PORTFOLIO OF INVESTMENTS (a) - (CONTINUED)
OCTOBER 31, 2010


  PRINCIPAL                                                                           STATED
    VALUE                            DESCRIPTION                            COUPON    MATURITY          VALUE
----------------  -------------------------------------------------------   ------    --------     --------------
U.S. GOVERNMENT AGENCY AND NON-AGENCY COLLATERALIZED MORTGAGE
   OBLIGATIONS - (CONTINUED)
                  Residential Accredit Loans, Inc.
$        148,757   Series 2002-QS18, Class A1 ................              5.50%     12/25/17     $      151,362
       1,328,487   Series 2004-QS2, Class CB .................              5.75%     02/25/34          1,332,353
                  Residential Funding Mortgage Securities I
         592,690   Series 2005-S5, Class A5 ..................              5.25%     07/25/35            599,422
                  Sequoia Mortgage Trust
       3,502,280   Series 2007-1, Class 2A1 (c)...............              5.34%     02/20/47          2,894,738
                  Wachovia Mortgage Loan Trust, LLC
       1,338,562   Series 2006-A, Class 3A1 (c)...............              5.19%     05/20/36          1,232,373
                  Washington Mutual Msc Mortgage Pass-Through
         946,631   Series 2004-RA1, Class 2A .................              7.00%     03/25/34          1,008,106
                  Wells Fargo Mortgage Backed Securities Trust
         788,043   Series 2005-AR16, Class 1A1 (c)............              2.94%     10/25/35            790,605
         883,082   Series 2006-16, Class A18 .................              5.00%     11/25/36            861,119
       1,601,792   Series 2006-9, Class 1A32 .................              6.00%     08/25/36          1,399,295
         357,445   Series 2006-AR10, Class 5A2 (c)............              5.43%     07/25/36            304,566
       2,332,934   Series 2007-16, Class 1A1 .................              6.00%     12/28/37          2,427,022
       1,695,053   Series 2007-8, Class 2A7 ..................              6.00%     07/25/37          1,715,920
                                                                                                   --------------
                  TOTAL U.S. GOVERNMENT AGENCY AND NON-AGENCY COLLATERALIZED
                  MORTGAGE OBLIGATIONS .......................................................         64,075,954
                  (Cost $61,149,828)                                                               --------------


                  TOTAL INVESTMENTS (f) - 114.9% .............................................         91,363,915
                  (Cost $86,151,922)


   PRINCIPAL
      VALUE                                        DESCRIPTION                                         AMOUNT
----------------  ------------------------------------------------------------------------------   --------------
REVERSE REPURCHASE AGREEMENTS - (16.3%)

$    (12,976,000) With UBS Securities 0.30% dated 10/29/10, to be repurchased at
                  $12,976,324 on 11/01/10 ....................................................        (12,976,000)

                  NET OTHER ASSETS AND LIABILITIES - 1.4% ....................................          1,106,605
                                                                                                   --------------
                  NET ASSETS - 100.0% ........................................................     $   79,494,520
                                                                                                   ==============

--------------------------------------------
(a) All percentages shown in the Portfolio of Investments are based on net assets.

(b) This security or a portion of this security is segregated as collateral for the reverse repurchase agreement.

(c) Floating rate security. The interest rate shown reflects the rate in effect at October 31, 2010.

(d) Inverse floating rate security. The interest rate shown reflects the rate in effect at October 31, 2010.

(e) The Fund may invest in restricted securities. This security is restricted and cannot be offered for public sale without first being registered under the Securities Act of 1933, as amended. Prior to registration, restricted securities may only be resold in transactions exempt from registration. The Fund does not have the right to demand that this security be registered. This security is valued according to the valuation procedures as stated in the Portfolio Valuation footnote (Note 2A) and is not expressed as a discount to the carrying value of a comparable unrestricted security. This security was acquired on September 9, 2009, has a current carrying cost of $3,477,293, a carrying value per share of $1.03 and represents 4.71% of net assets.

(f) Aggregate cost for federal income tax purposes is $88,501,920. As of October 31, 2010, the aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost was $9,323,553 and the aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value was $6,461,558.


Page 8                 See Notes to Financial Statements

FIRST TRUST/FIDAC MORTGAGE INCOME FUND
PORTFOLIO OF INVESTMENTS (a) - (CONTINUED)
OCTOBER 31, 2010



IO Interest-Only Security -- Principal amount shown represents par value on which interest payments are based.
STRIP  Separate Trading of Registered Interest and Principal of Securities



VALUATION INPUTS

A summary of the inputs used to value the Fund's investments as of October 31, 2010 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):

                                                                                                      LEVEL 2             LEVEL 3
                                                           TOTAL              LEVEL 1             SIGNIFICANT         SIGNIFICANT
                                                          VALUE AT             QUOTED             OBSERVABLE          UNOBSERVABLE
                                                         10/31/2010            PRICES               INPUTS               INPUTS
                                                        ------------        ------------         ------------         ------------
U.S. Government Agency Mortgage-Backed
  Securities.......................................     $ 27,287,961        $         --         $ 27,287,961         $         --
U.S. Government Agency and Non-Agency
  Collateralized Mortgage Obligations..............       64,075,954                  --           60,328,346            3,747,608
                                                        ------------        ------------         ------------         ------------
TOTAL INVESTMENTS..................................     $ 91,363,915        $         --         $ 87,616,307         $  3,747,608
                                                        ============        ============         ============         ============


The following table presents the activity of the Fund's investments measured at fair value on a recurring basis using significant unobservable inputs (Level 3) for the period presented.

INVESTMENTS AT FAIR VALUE USING                         BALANCE AS OF     TRANSFERS IN (OUT)         BALANCE AS OF
SIGNIFICANT UNOBSERVABLE INPUTS (LEVEL 3)              OCTOBER 31, 2009       OF LEVEL 3            OCTOBER 31, 2010
U.S. Government Agency and Non-Agency
    Collateralized Mortgage Obligations                  $        --       $      3,747,608         $      3,747,608
                                                         -----------------------------------------------------------
TOTAL INVESTMENTS                                        $        --       $      3,747,608         $      3,747,608
                                                         ===========================================================


Net change in unrealized appreciation from Level 3 investments held as of October 31, 2010 was $180,248 and is included in "Net change in unrealized appreciation (depreciation) on investments" on the Statement of Operations.


                       See Notes to Financial Statements                  Page 9

FIRST TRUST/FIDAC MORTGAGE INCOME FUND
STATEMENT OF ASSETS AND LIABILITIES
OCTOBER 31, 2009


ASSETS:
Investments, at value
   (Cost $86,151,922).........................................................................    $  91,363,915
Cash..........................................................................................          421,679
Prepaid expenses..............................................................................           10,093
Interest receivable...........................................................................          846,665
                                                                                                  -------------
      Total Assets............................................................................       92,642,352
                                                                                                  -------------


LIABILITIES:
Reverse repurchase agreements.................................................................       12,976,000
Payables:
   Investment advisory fees...................................................................           79,035
   Audit and tax fees.........................................................................           45,200
   Printing fees..............................................................................           15,003
   Interest on reverse repurchase agreements..................................................           11,608
   Administrative fees........................................................................            8,333
   Trustees' fees and expenses................................................................            3,357
   Legal fees.................................................................................            2,623
   Transfer agent fees........................................................................            2,546
   Custodian fees.............................................................................            2,356
Other liabilities.............................................................................            1,771
                                                                                                  -------------
      Total Liabilities.......................................................................       13,147,832
                                                                                                  -------------
NET ASSETS....................................................................................    $  79,494,520
                                                                                                  =============


NET ASSETS CONSIST OF:
Paid-in capital...............................................................................    $  76,855,706
Par value.....................................................................................           40,569
Accumulated net investment income (loss)......................................................        4,493,077
Accumulated net realized gain (loss) on investments...........................................       (7,106,825)
Net unrealized appreciation (depreciation) on investments.....................................        5,211,993
                                                                                                  -------------
NET ASSETS....................................................................................    $  79,494,520
                                                                                                  =============


NET ASSET VALUE, per Common Share outstanding (par value $0.01 per Common Share)..............    $       19.59
                                                                                                  =============

Number of Common Shares outstanding (unlimited number of Common Shares has been authorized)...        4,056,945
                                                                                                  =============


Page 10                  See Notes to Financial Statements

FIRST TRUST/FIDAC MORTGAGE INCOME FUND
STATEMENT OF OPERATIONS
FOR THE YEAR ENDED OCTOBER 31, 2010


INVESTMENT INCOME:
Interest......................................................................................    $   9,963,079
                                                                                                  -------------
      Total investment income.................................................................        9,963,079
                                                                                                  -------------

EXPENSES:
Investment advisory fees......................................................................          970,212
Excise tax expense............................................................................          224,558
Administrative fees...........................................................................           99,997
Audit and tax fees............................................................................           46,256
Interest expense on reverse repurchase agreements.............................................           40,527
Trustees' fees and expenses...................................................................           39,536
Printing fees.................................................................................           38,147
Transfer agent fees...........................................................................           33,261
Legal fees....................................................................................           20,142
Custodian fees................................................................................           14,557
Other.........................................................................................           69,196
                                                                                                  -------------
      Total expenses..........................................................................        1,596,389
                                                                                                  -------------
NET INVESTMENT INCOME.........................................................................        8,366,690
                                                                                                  -------------
NET REALIZED AND UNREALIZED GAIN (LOSS):
      Net realized gain (loss) on investments.................................................       (1,453,923)
      Net change in unrealized appreciation (depreciation) on investments.....................         (354,361)
                                                                                                  -------------
NET REALIZED AND UNREALIZED GAIN (LOSS).......................................................       (1,808,284)
                                                                                                  -------------
NET INCREASE (DECREASE)  IN NET ASSETS RESULTING FROM OPERATIONS..............................    $   6,558,406
                                                                                                  =============


                        See Notes to Financial Statements                Page 11

FIRST TRUST/FIDAC MORTGAGE INCOME FUND
STATEMENTS OF CHANGES IN NET ASSETS


                                                                                             YEAR              YEAR
                                                                                             ENDED             ENDED
                                                                                          10/31/2010        10/31/2009
                                                                                        -------------     -------------
OPERATIONS:
Net investment income (loss).......................................................     $   8,366,690     $   6,359,057
Net realized gain (loss)...........................................................        (1,453,923)       (1,849,267)
Net change in unrealized appreciation (depreciation)...............................          (354,361)        7,481,465
                                                                                        -------------     -------------

Net increase (decrease) in net assets resulting from operations....................         6,558,406        11,991,255
                                                                                        -------------     -------------

DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income..............................................................        (6,682,196)       (5,545,693)
Net realized gain..................................................................                --                --
Return of capital..................................................................                --                --
                                                                                        -------------     -------------

Total distributions to shareholders................................................        (6,682,196)       (5,546,693)
                                                                                        -------------     -------------

CAPITAL TRANSACTIONS:
Proceeds from Common Shares reinvested.............................................           156,220            60,901
                                                                                        -------------     -------------

Net increase (decrease) in net assets resulting from capital transactions..........           156,220            60,901
                                                                                        -------------     -------------

Total increase (decrease) in net assets............................................            32,430         6,506,463

NET ASSETS:
Beginning of period................................................................        79,462,090        72,955,627
                                                                                        -------------     -------------

End of period......................................................................     $  79,494,520     $  79,462,090
                                                                                        =============     =============

Accumulated net investment income (loss) at end of period..........................     $   4,493,077     $   1,237,794
                                                                                        =============     =============

CAPITAL TRANSACTIONS WERE AS FOLLOWS:
Common Shares at beginning of period...............................................         4,048,993         4,045,236
Common Shares issued as reinvestment under the Dividend Reinvestment Plan..........             7,952             3,757
                                                                                        -------------     -------------

Common Shares at end of period.....................................................         4,056,945         4,048,993
                                                                                        =============     =============


Page 12                 See Notes to Financial Statements

FIRST TRUST/FIDAC MORTGAGE INCOME FUND
STATEMENT OF CASH FLOWS
FOR THE YEAR ENDED OCTOBER 31, 2010


CASH FLOWS FROM OPERATING ACTIVITIES:
Net increase (decrease) in net assets resulting from operations................. $     6,558,406
Adjustments to reconcile net increase (decrease) in net assets resulting from operations to net cash provided by operating activities:
      Purchases of investments..................................................     (33,997,155)
      Sales, maturities and paydowns on investments.............................      35,474,420
      Net amortization/accretion of premiums/discounts on investments...........       4,702,916
      Net realized gain/loss on investments.....................................       1,453,923
      Net change in unrealized appreciation/depreciation on investments.........         354,361
CHANGES IN ASSETS AND LIABILITIES:
      Increase in interest receivable...........................................         (34,001)
      Decrease in prepaid expenses..............................................             215
      Decrease in interest payable on reverse repurchase agreements.............        (167,402)
      Decrease in investment advisory fees payable..............................          (8,854)
      Decrease in audit and tax fees payable....................................          (5,011)
      Decrease in legal fees payable............................................          (4,392)
      Decrease in printing fees payable.........................................          (1,495)
      Decrease in administrative fees payable...................................             (45)
      Increase in custodian fees payable........................................             398
      Increase in transfer agent fees payable...................................             125
      Decrease in Trustees' fees and expenses payable...........................            (103)
      Decrease in other liabilities.............................................            (864)
                                                                                 ---------------

CASH PROVIDED BY OPERATING ACTIVITIES...........................................                   $  14,325,442
                                                                                                   -------------

CASH FLOWS FROM  FINANCING ACTIVITIES:
      Proceeds of Common Shares reinvested......................................         156,220
      Distributions to Common Shareholders from net investment income...........      (6,682,196)
      Repurchases of reverse repurchase agreements..............................  (4,315,766,000)
      Reverse repurchase agreements borrowings..................................   4,303,624,000
                                                                                 ---------------

CASH USED IN FINANCING ACTIVITIES...............................................                     (18,667,976)
                                                                                                   -------------
Decrease in cash................................................................                      (4,342,534)
Cash at beginning of period.....................................................                       4,764,213
                                                                                                   -------------

CASH AT END OF PERIOD...........................................................                   $     421,679
                                                                                                   =============

SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION:
Cash paid during the period for interest........................................                   $     207,929
                                                                                                   =============


                        See Notes to Financial Statements                Page 13

FIRST TRUST/FIDAC MORTGAGE INCOME FUND
FINANCIAL HIGHLIGHTS
FOR A COMMON SHARE OUTSTANDING THROUGHOUT EACH PERIOD


                                                      YEAR             YEAR          YEAR           YEAR          YEAR
                                                      ENDED            ENDED         ENDED          ENDED         ENDED
                                                 10/31/2010 (b)     10/31/2009    10/31/2008     10/31/2007    10/31/2006
                                                 --------------     ----------    ----------     ----------    ----------
Net asset value, beginning of period...            $    19.63       $    18.03    $    18.66     $    18.41    $    19.02
                                                   ----------       ----------    ----------     ----------    ----------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)............                 2.06             1.57          1.49           1.04          1.03
Net realized and unrealized gain (loss)..               (0.45)            1.40         (1.00)          0.23         (0.58)
                                                   ----------       ----------    ----------     ----------    ----------
Total from investment operations........                 1.61             2.97          0.49           1.27          0.45
                                                   ----------       ----------    ----------     ----------    ----------
DISTRIBUTIONS PAID TO SHAREHOLDERS FROM:
Net investment income...................                (1.65)           (1.37)        (1.12)         (1.02)        (1.06)
Net realized gains......................                   --               --            --             --            --
Return of capital.......................                   --               --            --             --            --
                                                   ----------       ----------    ----------     ----------    ----------
Total from distributions................                (1.65)           (1.37)        (1.12)         (1.02)        (1.06)
                                                   ----------       ----------    ----------     ----------    ----------
Net asset value, end of period.........            $    19.59       $    19.63    $    18.03     $    18.66    $    18.41
                                                   ==========       ==========    ==========     ==========    ==========
Market value, end of period............            $    20.70       $    17.91    $    15.71     $    16.32    $    16.58
                                                   ==========       ==========    ==========     ==========    ==========
TOTAL RETURN BASED ON NET ASSET VALUE (a)                9.01%           18.21%         3.38%          7.80%         3.30%
                                                   ==========       ==========    ==========     ==========    ==========
TOTAL RETURN BASED ON MARKET VALUE (a)..                26.18%           23.91%         2.94%          4.69%         7.89%
                                                   ==========       ==========    ==========     ==========    ==========

------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)...            $   79,495       $   79,462    $   72,956     $   75,487    $   74,458
Ratio of total expenses to average net assets            2.00%            2.07%         2.69%          3.24%         3.10%
Ratio of net expenses to average net assets              2.00%            2.07%         2.69%          3.24%         3.06%
Ratio of net expenses to average net assets
  excluding interest expense............                 1.95%            1.99%         1.83%          1.71%         1.69%
Ratio of net investment income (loss) to
  average net assets....................                10.50%            9.01%         7.93%          5.70%         5.55%
Portfolio turnover rate.................                   36%              39%           10%            22%           76%
------------------------------------------------------------

(a) Total return is based on the combination of reinvested dividend, capital gain and return of capital distributions, if any, at prices obtained by the Dividend Reinvestment Plan, and changes in net asset value per share for net asset value returns and changes in Common Share price for market value returns. Total returns do not reflect sales load and are not annualized for periods less than one year. Past performance is not indicative of future results.

(b) On September 20, 2010, the Fund's Board of Trustees approved an interim investment management agreement with First Trust Advisors L.P. and an interim investment sub-advisory agreement with Fixed Income Discount Advisory Company, and on December 6, 2010, the shareholders voted to approve both agreements. (See footnote 3 in the Notes to Financial Statements.)


Page 14                 See Notes to Financial Statements

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------


                     FIRST TRUST/FIDAC MORTGAGE INCOME FUND
                                OCTOBER 31, 2010


                              1. FUND DESCRIPTION

First Trust/FIDAC Mortgage Income Fund (the "Fund") is a diversified, closed-end management investment company organized as a Massachusetts business trust on February 22, 2005, and is registered with the Securities and Exchange Commission ("SEC") under the Investment Company Act of 1940, as amended (the "1940 Act"). The Fund trades under the ticker symbol FMY on the New York Stock Exchange ("NYSE").

The Fund's primary investment objective is to seek a high level of current income. As a secondary objective, the Fund seeks to preserve capital. The Fund pursues these objectives by investing in mortgage-backed securities that, in the opinion of Fixed Income Discount Advisory Company ("FIDAC" or the "Sub-Advisor"), offer an attractive combination of credit quality, yield and maturity. There can be no assurance that the Fund's investment objectives will be achieved. The Fund may not be appropriate for all investors.

                       2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

A. PORTFOLIO VALUATION:

The net asset value ("NAV") of the Common Shares of the Fund is determined daily, as of the close of regular trading on the NYSE, normally 4:00 p.m. Eastern time, on each day the NYSE is open for trading. If the NYSE closes early on a valuation day, the NAV is determined as of that time. Domestic debt securities and foreign securities are priced using data reflecting the earlier closing of the principal markets for those securities. The NAV per Common Share is calculated by dividing the value of all assets of the Fund (including accrued interest and dividends), less all liabilities (including accrued expenses, dividends declared but unpaid and any borrowings of the Fund), by the total number of Common Shares outstanding.

The Fund's investments are valued daily in accordance with valuation procedures adopted by the Fund's Board of Trustees, and in accordance with provisions of the 1940 Act. Securities for which market quotations are readily available are valued using the last reported sale price on the business day as of which such value is being determined. If no sales are reported on such business day (as in the case of some securities traded over-the-counter), the last reported bid price is used, except that certain U.S. Government securities are valued at the mean between the last reported bid and asked prices. Mortgage-backed securities ("MBS") and other debt securities not traded in an organized market are valued on the basis of valuations provided by dealers who make markets in such securities or by an independent pricing service approved by the Fund's Board of Trustees, which may use the following valuation inputs when available:

     1)   benchmark yields;
     2)   reported trades;
     3)   broker/dealer quotes;
     4)   issuer spreads;
     5)   benchmark securities;
     6)   bids and offers; and
     7)   reference data including market research publications.

Debt securities having a remaining maturity of sixty days or less when purchased are valued at cost adjusted for amortization of premiums and accretion of discounts.

In the event that market quotations are not readily available, the pricing service or dealer does not provide a valuation, or the valuations received are deemed unreliable, the Fund's Board of Trustees has designated First Trust Advisors L.P. ("First Trust") to use a fair value method to value the Fund's securities. Additionally, if events occur after the close of the principal markets for certain securities (e.g., domestic debt and foreign securities) that could materially affect the Fund's NAV, First Trust may use a fair value method to value the Fund's securities. The use of fair value pricing is governed by valuation procedures adopted by the Fund's Board of Trustees, and in accordance with the provisions of the 1940 Act. As a general principle, the fair value of a security is the amount which the Fund might reasonably expect to receive for the security upon its current sale. Fair valuation of a security is based on the consideration of all available information, including, but not limited to, the following:

     1)   the fundamental business data relating to the issuer;
     2) an evaluation of the forces which influence the market in which these securities are purchased and sold;
     3)   the type, size and cost of security;
     4)   the financial statements of the issuer;

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS - (Continued)
--------------------------------------------------------------------------------


                     FIRST TRUST/FIDAC MORTGAGE INCOME FUND
                                OCTOBER 31, 2010


     5) the credit quality and cash flow of the issuer, based on the Sub-Advisor's or external analysis;
     6)   the information as to any transactions in or offers for the security;
     7) the price and extent of public trading in similar securities (or equity securities) of the issuer/borrower, or comparable companies;
     8)   the coupon payments;
     9) the quality, value and salability of collateral, if any, securing the security;
    10) the business prospects of the issuer, including any ability to obtain money or resources from a parent or affiliate and an assessment of the issuer's management;
    11) the prospects for the issuer's industry, and multiples (of earnings and/or cash flows) being paid for similar businesses in that industry; and
    12)   other relevant factors.


In light of the judgment involved in fair valuations, there can be no assurance that a fair value assigned to a particular security will be the amount which the Fund might be able to receive upon its current sale.

The Fund is subject to fair value accounting standards that define fair value, establish the framework for measuring fair value and provide a three-level hierarchy for fair valuation based upon the inputs to the valuation as of the measurement date. The three levels of the fair value hierarchy are as follows:

     o Level 1 - Level 1 inputs are quoted prices in active markets for identical securities. An active market is a market in which transactions for the security occur with sufficient frequency and volume to provide pricing information on an ongoing basis.
     o Level 2 - Level 2 inputs are observable inputs, either directly or indirectly, and include the following:
                 o Quoted prices for similar securities in active markets.
                 o Quoted prices for identical or similar securities in markets that are non-active. A non-active market is a market where there are few transactions for the security, the prices are not current, or price quotations vary substantially either over time or among market makers, or in which little information is released publicly.
                 o Inputs other than quoted prices that are observable for the security (for example, interest rates and yield curves observable at commonly quoted intervals, volatilities, prepayment speeds, loss severities, credit risks, and default rates).
                 o Inputs that are derived principally from or corroborated by observable market data by correlation or other means.
     o Level 3 - Level 3 inputs are unobservable inputs. Unobservable inputs may reflect the reporting entity's own assumptions about the assumptions that market participants would use in pricing the security.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. A summary of the inputs used to value the Fund's investments as of October 31, 2010, is included with the Fund's Portfolio of Investments.

B. SECURITIES TRANSACTIONS AND INVESTMENT INCOME:

Securities transactions are recorded as of the trade date. Realized gains and losses from securities transactions are recorded on the identified cost basis. Interest income is recorded daily on the accrual basis. Amortization of premiums and the accretion of discounts are recorded using the effective interest method.

The Fund invests in interest-only securities. For these securities, if there is a change in the estimated cash flows, based on an evaluation of current information, then the estimated yield is adjusted on a prospective basis over the remaining life of the security. Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivables when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured.

Securities purchased or sold on a when-issued, delayed-delivery or forward purchase commitment basis may have extended settlement periods. The value of the security so purchased is subject to market fluctuations during this period. The Fund maintains liquid assets with a current value at least equal to the amount of its when-issued, delayed-delivery or forward purchase commitments until payment is made. At October 31, 2010, the Fund had no when-issued, delayed-delivery or forward purchase commitments.

C. REVERSE REPURCHASE AGREEMENTS:

Reverse repurchase agreements are utilized as leverage for the Fund. A reverse repurchase agreement, although structured as a sale and repurchase obligation, acts as a financing under which Fund assets are pledged as collateral to secure a short-term loan. Generally, the other party to the agreement makes the loan in

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS - (Continued)
--------------------------------------------------------------------------------


                     FIRST TRUST/FIDAC MORTGAGE INCOME FUND
                                OCTOBER 31, 2010


an amount equal to a percentage of the market value of the pledged collateral. At the maturity of the reverse repurchase agreement, the loan will be repaid and the collateral will correspondingly be received back to the Fund. While used as collateral, the assets continue to pay principal and interest which are for the benefit of the Fund.

Information for the year ended October 31, 2010:

    Maximum amount outstanding during the period..................  $25,118,000
    Average amount outstanding during the period*.................  $17,321,833
    Average Common Shares outstanding during the period...........    4,050,025
    Average debt per Common Share outstanding during the period...        $4.28

* The average amount outstanding during the period was calculated by adding the borrowings at the end of each day and dividing the sum by the number of days in the year ended October 31, 2010.

During the year ended October 31, 2010, interest rates ranged from 0.08% to 0.55%, with a weighted average interest rate of 0.24%, on borrowings by the Fund under reverse repurchase agreements, which had interest expense that aggregated $40,527.

D. INVERSE FLOATING-RATE SECURITIES:

An inverse floating-rate security is one where the coupon is inversely indexed to a short-term floating interest rate multiplied by a specific factor. As the floating rate rises, the coupon is reduced. Conversely, as the floating rate declines, the coupon is increased. The price of these securities may be more volatile than the price of a comparable fixed-rate security. These instruments are typically used to enhance the yield of the portfolio. These securities, if held in the Fund, are identified in the Portfolio of Investments.

E. STRIPPED MORTGAGE-BACKED SECURITIES:

Stripped Mortgage-Backed Securities are created by segregating the cash flows from underlying mortgage loans or mortgage securities to create two or more new securities, each with a specified percentage of the underlying security's principal or interest payments. Mortgage securities may be partially stripped so that each investor class receives some interest and some principal. When securities are completely stripped, however, all of the interest is distributed to holders of one type of security known as an interest-only or IO security and all of the principal is distributed to holders of another type of security known as a principal-only or PO security. These securities, if held in the Fund, are identified in the Portfolio of Investments.

F. INTEREST-ONLY SECURITIES:

An interest-only security ("IO Security") is the interest-only portion of a MBS that receives some or all of the interest portion of the underlying MBS and little or no principal. A reference principal value called a notional value is used to calculate the amount of interest due to the IO Security. IO Securities are sold at a deep discount to their notional principal amount. Generally speaking, when interest rates are falling and prepayment rates are increasing, the value of an IO Security will fall. Conversely, when interest rates are rising and prepayment rates are decreasing, generally the value of an IO Security will rise. These securities, if held in the Fund, are identified in the Portfolio of Investments.

G. DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS:

The Fund will distribute to holders of its Common Shares monthly dividends of all or a portion of its net income after the payment of interest and dividends in connection with leverage, if any. Distributions will automatically be reinvested into additional Common Shares pursuant to the Fund's Dividend Reinvestment Plan unless cash distributions are elected by the shareholder.

Distributions from income and capital gains are determined in accordance with income tax regulations, which may differ from accounting principles generally accepted in the United States of America. These differences are primarily due to differing treatments of income and gains/losses on various investment securities held by the Fund, timing differences and differing characterization of distributions made by the Fund. Permanent differences incurred during the fiscal year ended October 31, 2010, resulting in book and tax accounting differences, have been reclassified at year end to reflect an increase in accumulated net investment income (loss) by $1,570,789, a decrease in accumulated net realized gain (loss) on investments by $1,347,646 and a decrease to paid-in capital of $223,143. Net assets were not affected by this reclassification.

The tax character of distributions paid during the fiscal years ended October 31, 2010 and October 31, 2009 was as follows:

Distributions paid from:                       2010               2009
Ordinary income.........................  $  6,682,196       $  5,545,693

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS - (Continued)
--------------------------------------------------------------------------------


                     FIRST TRUST/FIDAC MORTGAGE INCOME FUND
                                OCTOBER 31, 2010


As of October 31, 2010, the components of accumulated earnings (loss) on a tax basis were as follows:

Undistributed ordinary income......................  $   6,843,075
Undistributed capital gains........................             --
                                                     -------------
Total undistributed earnings.......................      6,843,075
Accumulated capital and other losses...............     (7,106,825)
Net unrealized appreciation (depreciation).........      2,861,995
                                                     -------------
Total accumulated earnings (losses)................      2,598,245
Paid-in capital....................................     76,896,275
                                                     -------------
Net Assets.........................................  $  79,494,520
                                                     =============

H. INCOME AND OTHER TAXES:

The Fund intends to continue to qualify as a regulated investment company by complying with the requirements under Subchapter M of the Internal Revenue Code of 1986, as amended, which includes distributing substantially all of its net investment income and net realized gains to shareholders. Accordingly, no provision has been made for federal or state income taxes. However, due to the timing and amount of distributions, the Fund may be subject to an excise tax of 4% of the amount by which 98% of the Fund's taxable income exceeds the distributions from such taxable income for the calendar year.

The Fund intends to utilize provisions of the federal income tax laws, which allow it to carry realized capital losses forward for eight years following the year of the loss and offset such loss against any future realized capital gains. The Fund is subject to certain limitations under U.S. tax rules on the use of capital loss carryforwards and net unrealized built-in-losses. These limitations apply when there has been a 50% change in ownership. At October 31, 2010, the Fund had a capital loss carryforward for federal income tax purposes of $7,106,825, with $3,756,953, $1,927,985 and $1,421,887 expiring on October 31,
2014, 2017 and 2018, respectively.

The Fund is subject to accounting standards that establish a minimum threshold for recognizing, and a system for measuring, the benefits of a tax position taken or expected to be taken in a tax return. Taxable years ending 2007, 2008, 2009 and 2010 remain open to federal and state audit. As of October 31, 2010, management has evaluated the application of these standards to the Fund, and has determined that no provision for income tax is required in the Fund's financial statements for uncertain tax positions.

I. EXPENSES:

The Fund pays all expenses directly related to its operations.

J. ACCOUNTING PRONOUNCEMENT:

In January 2010, the Financial Accounting Standards Board ("FASB") issued Accounting Standards Update ("ASU") No. 2010-06 "Improving Disclosures about Fair Value Measurements." ASU No. 2010-06 amends FASB Accounting Standards Codification Topic 820, Fair Value Measurements and Disclosures, to require additional disclosures regarding fair value measurements. Certain disclosures required by ASU No. 2010-06 are effective for interim and annual reporting periods beginning after December 15, 2009, and other required disclosures are effective for fiscal years beginning after December 15, 2010, and for interim periods within those fiscal years. Management is currently evaluating the impact ASU No. 2010-06 will have on the Fund's financial statement disclosures, if any.

 3. INVESTMENT ADVISORY FEE, AFFILIATED TRANSACTIONS AND OTHER FEE ARRANGEMENTS

First Trust, the investment advisor to the Fund, is a limited partnership with one limited partner, Grace Partners of DuPage L.P., and one general partner, The Charger Corporation. First Trust is responsible for the ongoing monitoring of the Fund's investment portfolio, managing the Fund's business affairs and providing certain administrative services necessary for the management of the Fund. For these investment management services, First Trust is entitled to a monthly fee calculated at an annual rate of 1.00% of the Fund's Managed Assets (the average daily total asset value of the Fund minus the sum of the Fund's liabilities other than the principal amount of borrowings or reverse repurchase agreements, if any).

FIDAC serves as the Fund's sub-advisor and manages the Fund's portfolio subject to First Trust's supervision. The Sub-Advisor receives a portfolio management fee of 0.50% of Managed Assets that is paid monthly by First Trust from its investment advisory fee.

James A. Bowen, the President of First Trust, on October 12, 2010, acquired 100% of the voting stock of The Charger Corporation, the general partner of First Trust (the "Transaction"). The consummation of the Transaction was deemed to be an "assignment" (as defined in the 1940 Act) of the Fund's investment management

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS - (Continued)
--------------------------------------------------------------------------------


                     FIRST TRUST/FIDAC MORTGAGE INCOME FUND
                                OCTOBER 31, 2010


agreement and investment sub-advisory agreement and resulted in the automatic termination of the agreements. The Transaction is not expected to impact the day-to-day operations of the Fund.

The Board of Trustees of the Fund approved an interim investment management agreement with First Trust and an interim investment sub-advisory agreement, which were entered into effective upon the closing of the Transaction and would be in effect for a maximum period of 150 days absent shareholder approval. A new investment management agreement with First Trust and a new investment sub-advisory agreement have been approved by the Board of Trustees of the Fund and were submitted to shareholders of the Fund as of the record date (September 30, 2010) for approval to take effect upon such shareholder approval. A special shareholder meeting of the Fund to vote on a proposal to approve the new investment management agreement and the new investment sub-advisory agreement was held on December 6, 2010, at which time the new investment management agreement and new investment sub-advisory agreement were approved by the Fund's shareholders. Until December 6, 2010, advisory fees payable to First Trust and FIDAC were held in escrow. See Submission of Matters to a Vote of Shareholders, in the Additional Information section of this report, for the results.

BNY Mellon Investment Servicing (US) Inc. (formerly PNC Global Investment Servicing (U.S.) Inc.) serves as the Fund's Administrator, Fund Accountant and Transfer Agent in accordance with certain fee arrangements. PFPC Trust Company, which will be renamed BNY Mellon Investment Servicing Trust Company effective July 1, 2011, serves as the Fund's Custodian in accordance with certain fee arrangements.

Each Trustee who is not an officer or employee of First Trust, any sub-advisor or any of their affiliates ("Independent Trustee") is paid an annual retainer of $10,000 per trust for the first 14 trusts of the First Trust Fund Complex and an annual retainer of $7,500 per trust for each subsequent trust in the First Trust Fund Complex. The annual retainer is allocated equally among each of the trusts. No additional meeting fees are paid in connection with board or committee meetings.

Additionally, the Lead Independent Trustee is paid $10,000 annually, the Chairman of the Audit Committee is paid $5,000 annually, and each of the Chairmen of the Nominating and Governance Committee and the Valuation Committee is paid $2,500 annually to serve in such capacities, with such compensation paid by the trusts in the First Trust Fund Complex and divided among those trusts. Trustees are also reimbursed by the trusts in the First Trust Fund Complex for travel and out-of-pocket expenses in connection with all meetings. The Lead Independent Trustee and each Committee chairman will serve two-year terms before rotating to serve as chairman of another committee or as Lead Independent Trustee. The officers and "Interested" Trustee receive no compensation from the Fund for serving in such capacities.

                      4. PURCHASES AND SALES OF SECURITIES

The cost of purchases of U.S. Government securities and non-U.S. Government securities, excluding short-term investments, for the year ended October 31, 2010 were $13,683,593 and $20,313,562, respectively. The proceeds from sales and paydowns of U.S. Government securities and non-U.S. Government securities, excluding short-term investments, for the year ended October 31, 2010 were $18,014,561 and $17,459,859, respectively.

                               5. INDEMNIFICATION

The Fund has a variety of indemnification obligations under contracts with its service providers. The Fund's maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

                             6. RISK CONSIDERATIONS

Risks are inherent in all investing. The following summarizes some of the risks that should be considered for the Fund. For additional information about the risks associated with investing in the Fund, please see the Fund's prospectus and statement of additional information, as well as other Fund regulatory filings.

INVESTMENT AND MARKET RISK: An investment in the Fund's Common Shares is subject to investment risk, including the possible loss of the entire principal invested. An investment in Common Shares represents an indirect investment in the securities owned by the Fund. The value of these securities, like other market investments, may move up or down, sometimes rapidly and unpredictably. Common Shares at any point in time may be worth less than the original investment, even after taking into account the reinvestment of Fund distributions. Security prices can fluctuate for several reasons including the general condition of the securities market, or when political or economic events affecting the issuers occur, including the risk that borrowers do not pay their mortgages. When the Advisor or Sub-Advisor determines that it is temporarily unable to follow the Fund's investment strategy or that it is impractical to do so (such as when a market disruption event has occurred and trading in the securities is extremely limited or absent), the Advisor or Sub-Advisor may take temporary defensive positions.

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS - (Continued)
--------------------------------------------------------------------------------


                     FIRST TRUST/FIDAC MORTGAGE INCOME FUND
                                OCTOBER 31, 2010


SUBORDINATED DEBT RISK: A portion of the Fund's Managed Assets may be invested in subordinated classes of MBS, including debt obligations issued by private originators or issuers backed by residential mortgage loans and multi-class debt or pass-through or pay-through securities backed by a mortgage loan or pool of mortgage loans on commercial real estate. Such subordinated classes are subject to a greater degree of non-payment risk than are senior classes of the same issuer or agency.

PREPAYMENT RISK: If borrowers prepay their mortgage loans at rates that are faster than expected, this results in prepayments that are faster than expected on MBS. These faster than expected prepayments may adversely affect the Fund's profitability, particularly if the prepayments must be reinvested at market interest rates that are below the Fund portfolio's current earnings rate.

Moreover, the Fund may also hold MBS that are less affected by prepayments. While the Sub-Advisor seeks to minimize prepayment risk to the extent practical, they must balance prepayment risk against other risks and the potential returns of each investment in selecting investments. No strategy can completely insulate the Fund from prepayment risk.

INTEREST RATE RISK: The Fund may also hold MBS which are Stripped Mortgage-Backed Securities, interest-only ("IO") securities and principal-only ("PO") securities. Generally speaking, when interest rates are falling and prepayment rates are increasing, the value of a PO security will rise and the value of an IO security will fall. Conversely, when interest rates are rising and prepayment rates are decreasing, generally the value of a PO security will fall and the value of an IO security will rise.

LEVERAGE RISK: Borrowings up to 33-1/3% (or such other percentage as permitted by law) of Fund assets (including the amount borrowed) less liabilities other than borrowings may be utilized in the Fund. Leverage may be used for investment purposes and to meet cash requirements. The leveraged capital structure creates special risks not associated with unleveraged funds having similar investment objectives and policies. These include the possibility of higher volatility of the NAV of the Fund. Reverse repurchase agreements are used to leverage the Fund's assets. Reverse repurchase agreements are subject to the risks that the market value of the Fund's securities sold may decline below the price of the securities the Fund is obligated to repurchase, and that the securities may not be returned to the Fund. From time to time the amount of the leverage may be changed in response to actual or anticipated changes in interest rates or the value of the Fund's investment portfolio. There can be no assurance that the leverage strategies will be successful.

FIXED-INCOME SECURITIES RISK: Debt securities, including high yield securities, are subject to certain risks, including: (i) issuer risk, which is the risk that the value of fixed-income securities may decline for a number of reasons which directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer's goods and services or, in the case of asset-backed issuers, a decline in the value and/or cash flows of the underlying assets; (ii) reinvestment risk, which is the risk that income from the Fund's portfolio will decline if the proceeds from matured, traded or called bonds are invested at market interest rates that are below the Fund portfolio's current earnings rate; and (iii) credit risk, which is the risk that a security in the Fund's portfolio will decline in price or the issuer fails to make interest payments when due because the issuer of the security experiences a decline in its financial status.

                              7. SUBSEQUENT EVENTS

Management has evaluated the impact of all subsequent events to the Fund through the date the financial statements were issued, and has determined that there were subsequent events as follows:

On November 22, 2010, the Fund declared a dividend of $0.16 per share to Common Shareholders of record on December 3, 2010, payable December 10, 2010.

On December 20, 2010, the Fund declared dividends totaling $0.27 per share to Common Shareholders of record on December 31, 2010, payable January 14, 2011. Of this amount, $0.16 per share represents the Fund's regular monthly dividend and $0.11 per share represents a special distribution.

--------------------------------------------------------------------------------
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
--------------------------------------------------------------------------------


TO THE BOARD OF TRUSTEES AND SHAREHOLDERS OF FIRST TRUST/FIDAC MORTGAGE INCOME FUND:

We have audited the accompanying statement of assets and liabilities of First Trust/FIDAC Mortgage Income Fund (the "Fund"), including the portfolio of investments, as of October 31, 2010, and the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for the periods presented. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2010, by correspondence with the Fund's custodian. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of First Trust/FIDAC Mortgage Income Fund as of October 31, 2010, the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for the periods presented, in conformity with accounting principles generally accepted in the United States of America.



/s/ DELOITTE & TOUCHE LLP

Chicago, Illinois
December 23, 2010

--------------------------------------------------------------------------------
ADDITIONAL INFORMATION
--------------------------------------------------------------------------------


                     FIRST TRUST/FIDAC MORTGAGE INCOME FUND
                          OCTOBER 31, 2010 (UNAUDITED)


                           DIVIDEND REINVESTMENT PLAN

If your Common Shares are registered directly with the Fund or if you hold your Common Shares with a brokerage firm that participates in the Fund's Dividend Reinvestment Plan (the "Plan"), unless you elect, by written notice to the Fund, to receive cash distributions, all dividends, including any capital gain distributions, on your Common Shares will be automatically reinvested by BNY Mellon Investment Servicing (US) Inc. (the "Plan Agent"), in additional Common Shares under the Plan. If you elect to receive cash distributions, you will receive all distributions in cash paid by check mailed directly to you by the Plan Agent, as the dividend paying agent.

If you decide to participate in the Plan, the number of Common Shares you will receive will be determined as follows:

       (1) If Common Shares are trading at or above net asset value ("NAV") at the time of valuation, the Fund will issue new shares at a price equal to the greater of (i) NAV per Common Share on that date or (ii) 95% of the market price on that date.

       (2) If Common Shares are trading below NAV at the time of valuation, the Plan Agent will receive the dividend or distribution in cash and will purchase Common Shares in the open market, on the NYSE or elsewhere, for the participants' accounts. It is possible that the market price for the Common Shares may increase before the Plan Agent has completed its purchases. Therefore, the average purchase price per share paid by the Plan Agent may exceed the market price at the time of valuation, resulting in the purchase of fewer shares than if the dividend or distribution had been paid in Common Shares issued by the Fund. The Plan Agent will use all dividends and distributions received in cash to purchase Common Shares in the open market within 30 days of the valuation date except where temporary curtailment or suspension of purchases is necessary to comply with federal securities laws. Interest will not be paid on any uninvested cash payments.

You may elect to opt-out of or withdraw from the Plan at any time by giving written notice to the Plan Agent, or by telephone at (866) 340-1104, in accordance with such reasonable requirements as the Plan Agent and the Fund may agree upon. If you withdraw or the Plan is terminated, you will receive a certificate for each whole share in your account under the Plan, and you will receive a cash payment for any fraction of a share in your account. If you wish, the Plan Agent will sell your shares and send you the proceeds, minus brokerage commissions.

The Plan Agent maintains all Common Shareholders' accounts in the Plan and gives written confirmation of all transactions in the accounts, including information you may need for tax records. Common Shares in your account will be held by the Plan Agent in non-certificated form. The Plan Agent will forward to each participant any proxy solicitation material and will vote any shares so held only in accordance with proxies returned to the Fund. Any proxy you receive will include all Common Shares you have received under the Plan.

There is no brokerage charge for reinvestment of your dividends or distributions in Common Shares. However, all participants will pay a pro rata share of brokerage commissions incurred by the Plan Agent when it makes open market purchases.

Automatically reinvesting dividends and distributions does not mean that you do not have to pay income taxes due upon receiving dividends and distributions. Capital gains and income are realized although cash is not received by you. Consult your financial advisor for more information.

If you hold your Common Shares with a brokerage firm that does not participate in the Plan, you will not be able to participate in the Plan and any dividend reinvestment may be effected on different terms than those described above.

The Fund reserves the right to amend or terminate the Plan if in the judgment of the Board of Trustees the change is warranted. There is no direct service charge to participants in the Plan; however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants. Additional information about the Plan may be obtained by writing BNY Mellon Investment Servicing (US) Inc., 301 Bellevue Parkway, Wilmington, Delaware 19809.

________________________________________________________________________________

                      PROXY VOTING POLICIES AND PROCEDURES

A description of the policies and procedures that the Fund uses to determine how to vote proxies and information on how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available (1) without charge, upon request, by calling (800) 988-5891; (2) on the Fund's website located at http://www.ftportfolios.com; and (3) on the Securities and Exchange Commission's website at http://www.sec.gov.

--------------------------------------------------------------------------------
ADDITIONAL INFORMATION - (Continued)
--------------------------------------------------------------------------------


                     FIRST TRUST/FIDAC MORTGAGE INCOME FUND
                          OCTOBER 31, 2010 (UNAUDITED)


                               PORTFOLIO HOLDINGS

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund's Forms N-Q are available (1) by calling (800) 988-5891; (2) on the Fund's website located at http://www.ftportfolios.com; (3) on the SEC's website at http://www.sec.gov; and (4) for review and copying at the SEC's Public Reference Room ("PRR") in Washington, DC. Information regarding the operation of the PRR may be obtained by calling (800) SEC-0330.

                                TAX INFORMATION

Of the ordinary income (including short-term capital gain) distributions made by the Fund during the year ended October 31, 2010, none qualify for the corporate dividends received deduction available to corporate shareholders or as qualified dividend income.

                         NYSE CERTIFICATION INFORMATION

In accordance with Section 303A-12 of the New York Stock Exchange ("NYSE") Listed Company Manual, the Fund's President has certified to the NYSE that, as of June 14, 2010, he was not aware of any violation by the Fund of NYSE corporate governance listing standards. In addition, the Fund's reports to the SEC on Forms N-CSR, N-CSRS and N-Q contain certifications by the Fund's principal executive officer and principal financial officer that relate to the Fund's public disclosure in such reports and are required by Rule 30a-2 under the 1940 Act.

                SUBMISSION OF MATTERS TO A VOTE OF SHAREHOLDERS

The Joint Annual Meeting of Shareholders of the Common Shares of Macquarie/First Trust Global Infrastructure/Utilities Dividend & Income Fund, Energy Income and Growth Fund, First Trust Enhanced Equity Income Fund, First Trust/Aberdeen Global Opportunity Income Fund, First Trust/FIDAC Mortgage Income Fund, First Trust Strategic High Income Fund, First Trust Strategic High Income Fund II, First Trust/Aberdeen Emerging Opportunity Fund, First Trust Strategic High Income Fund III, First Trust Specialty Finance and Financial Opportunities Fund and First Trust Active Dividend Income Fund was held on April 14, 2010. At the Annual Meeting, Trustees James A. Bowen and Niel B. Nielson were elected by the Common Shareholders of the First Trust/FIDAC Mortgage Income Fund as Class III Trustees for three-year terms expiring at the Fund's annual meeting of shareholders in 2013. The number of votes cast in favor of Mr. Bowen was 3,634,991, the number of votes against was 46,279 and the number of abstentions was 367,723. The number of votes cast in favor of Mr. Nielson was 3,634,552, the number of votes against was 46,718 and the number of abstentions was 367,723. Richard E. Erickson, Thomas R. Kadlec and Robert F. Keith are the other current and continuing Trustees.

A special meeting of shareholders of the Fund was held on December 6, 2010. At the meeting, shareholders approved a new investment management agreement between the Fund and First Trust and a new investment sub-advisory agreement between the Fund, First Trust and FIDAC. 2,072,030 (51.11%) of the outstanding voting securities were voted at the meeting. The number of votes cast in favor of the new investment management agreement was 1,975,124, the number of votes against was 34,869, and the number of abstentions was 62,237. The number of votes cast in favor of the new investment sub-advisory agreement was 1,976,966, the number of votes against was 33,964, and the number of abstentions was 61,318. The terms of the new investment management agreement and new investment sub-advisory agreement are substantially similar to the terms of the previous agreements.

               INVESTMENT MANAGEMENT AND SUB-ADVISORY AGREEMENTS

BOARD CONSIDERATIONS REGARDING APPROVAL OF INVESTMENT MANAGEMENT AND SUB-ADVISORY AGREEMENTS

The Board of Trustees of First Trust/FIDAC Mortgage Income Fund (the "Fund"), including the Independent Trustees, approved the Interim Investment Management Agreement and the New Investment Management Agreement (collectively, the "Advisory Agreements") between the Fund and First Trust Advisors L.P. (the "Advisor") and the Interim Investment Sub-Advisory Agreement and New Investment Sub-Advisory Agreement (collectively, the "Sub-Advisory Agreements" and together with the Advisory Agreements, the "Agreements") among the Fund, the Advisor and Fixed Income Discount Advisory Company (the "Sub-Advisor"), at a meeting held on September 20, 2010. The Board determined that the terms of the Agreements are fair and reasonable and that the Agreements are in the best interests of the Fund. The Board also determined that it believes that the scope and quality of services to be provided to the Fund under the Agreements will be at least equivalent to the scope and quality of services provided under the current Investment Management Agreement with the Advisor and the current Investment Sub-Advisory Agreement among the Fund, the Advisor and the Sub-Advisor (collectively, the "Original Agreements").

--------------------------------------------------------------------------------
ADDITIONAL INFORMATION - (Continued)
--------------------------------------------------------------------------------


                     FIRST TRUST/FIDAC MORTGAGE INCOME FUND
                          OCTOBER 31, 2010 (UNAUDITED)


On August 25, 2010, the Independent Trustees were informed that James A. Bowen, the President of the Advisor and a Trustee and Chairman of the Board of the Fund, had entered into an agreement to acquire 100% of the common stock of The Charger Corporation, the general partner of the Advisor (the "Transaction"), the consummation of which would constitute a "change of control" of the Advisor and would result in the "assignment" and termination of the current Investment Management Agreement and may also result in the "assignment" and termination of the current Investment Sub-Advisory Agreement pursuant to their terms and in accordance with Section 15 of the Investment Company Act of 1940, as amended (the "1940 Act"). On August 31, 2010, counsel to the Independent Trustees forwarded to Mr. Bowen and the Advisor a request for information regarding the Transaction. In anticipation of the consummation of the Transaction, the Board at its meeting held on September 20, 2010, considered the information provided by Mr. Bowen and the Advisor in response to the Independent Trustees' request for information and considered the approval of the Agreements.

To reach its determination, the Board considered its duties under the 1940 Act, as well as under the general principles of state law in reviewing and approving advisory contracts; the requirements of the 1940 Act in such matters; the fiduciary duty of investment advisors with respect to advisory agreements and compensation; the standards used by courts in determining whether investment company boards have fulfilled their duties; and the factors to be considered by the Board in voting on such agreements. In connection with its deliberations regarding the Agreements, the Board noted the Advisor's representation that apart from their effective and termination dates and any provisions of the Interim Investment Management Agreement and Interim Investment Sub-Advisory Agreement required by Rule 15a-4 under the 1940 Act, the Advisory Agreements and Sub-Advisory Agreements were the same in all material respects as the Original Agreements. The Board noted that it had recently considered the Advisor's and Sub-Advisor's capabilities and the terms of the Original Agreements at a meeting held on March 21-22, 2010 and had determined to renew the Original Agreements for an additional one-year term (the "2010 Renewal"). The Board considered that in connection with the 2010 Renewal, it had received a report from each of the Advisor and the Sub-Advisor that, among other things, outlined the services provided by the Advisor and the Sub-Advisor (including the relevant personnel responsible for these services and their experience); the advisory and sub-advisory fees for the Fund as compared to fees charged to other clients of the Advisor and the Sub-Advisor and as compared to fees charged by investment advisors and sub-advisors to comparable funds; expenses of the Fund as compared to expense ratios of comparable funds; the nature of expenses incurred in providing services to the Fund and the potential for economies of scale, if any; financial data on the Advisor and the Sub-Advisor; any fall-out benefits to the Advisor and the Sub-Advisor; and information on the Advisor's and the Sub-Advisor's compliance programs. Prior to the September meeting, the Advisor represented to the Board that there had been no material changes to the information provided in March 2010 and that the Board could continue to rely on such information. In addition, the Sub-Advisor represented to the Board that there had been no material changes to the information provided in March 2010 and that the Board could continue to rely on such information.

Because the Board determined that any differences between the Original Agreements and the Agreements were immaterial, the Board determined that much of its previous analysis in connection with the 2010 Renewal applied to its review and consideration of the Agreements. Accordingly, the Board took note of such prior analysis and supplemented it with the additional considerations noted below. The Independent Trustees also met separately with their independent legal counsel to discuss the Transaction and their consideration of the Agreements.

In reviewing the Agreements, the Board considered the nature, quality and extent of services to be provided by the Advisor and the Sub-Advisor under the Agreements. The Board noted that the Transaction was not expected to result in any changes to the personnel of the Advisor and Sub-Advisor responsible for providing services to the Fund. The Board also considered the representations of both the Advisor and the Sub-Advisor that there will be no diminution in services provided under the Agreements. In light of the information presented and the considerations made at the September meeting, including the considerations made in connection with the 2010 Renewal, the Board concluded that the nature, quality and extent of services to be provided to the Fund by the Advisor and the Sub-Advisor under the Agreements are expected to be satisfactory.

The Board considered the advisory and sub-advisory fees payable under the Agreements, noting that they would be the same as the fees payable under the Original Agreements. The Board considered that in connection with the 2010 Renewal it had reviewed the advisory fees charged by the Advisor to similar funds and other non-fund clients, and had noted that the Advisor does not provide advisory services to other clients with investment objectives and policies similar to the Fund's. The Board also considered that it had reviewed information provided by the Sub-Advisor as to the fees it charges to other similar clients, noting that the Sub-Advisor does not provide advisory services to any other clients with investment objectives and policies similar to the Fund's. The Board also considered performance information for the Fund, including the Fund's quarterly performance report, which is part of the process that the Board has established for monitoring the Fund's performance and portfolio risk on an ongoing basis. In light of the information presented on the fees and performance of the Fund and the considerations made at the September meeting, including the considerations made in connection with the 2010 Renewal, the Board concluded that the advisory and sub-advisory fees were reasonable and appropriate in light of the nature, quality and extent of services expected to be provided by the Advisor and Sub-Advisor under the Agreements.

--------------------------------------------------------------------------------
ADDITIONAL INFORMATION - (Continued)
--------------------------------------------------------------------------------


                     FIRST TRUST/FIDAC MORTGAGE INCOME FUND
                          OCTOBER 31, 2010 (UNAUDITED)


The Board noted that the Advisor has continued to invest in personnel and infrastructure and considered whether fee levels reflect any economies of scale for the benefit of shareholders. The Board concluded that the advisory fee continues to reflect an appropriate level of sharing of any economies of scale at current asset levels. The Board noted that in connection with the 2010 Renewal it had reviewed the costs of the services provided and profits realized by the Advisor from serving as investment manager to the Fund for the twelve months ended December 31, 2009. The Board considered its prior conclusion that the Advisor's profitability appeared to be not excessive in light of the services provided to the Fund. The Board considered whether the Advisor derives any ancillary benefits from its relationship with the Fund and noted that the typical fall-out benefits to the Advisor such as soft dollars are not present. The Board noted that the Advisor will receive compensation from the Fund for providing fund reporting services. The Board concluded that any other fall-out benefits received by the Advisor or its affiliates would appear to be limited.

The Board considered the Sub-Advisor's representation in connection with the 2010 Renewal that its business is scalable and that it believes the sub-advisory fee is appropriate. The Board considered that the sub-advisory fee rate was negotiated at arm's length between the Advisor and the Sub-Advisor, an unaffiliated third party. The Board noted that the Sub-Advisor does not maintain any soft-dollar arrangements and that the Sub-Advisor had previously indicated that it does not receive any material fall-out benefits from its relationship to the Fund.

Based on all of the information considered and the conclusions reached, the Board, including the Independent Trustees, determined that the terms of the Agreements are fair and reasonable and that the approval of the Agreements is in the best interests of the Fund. No single factor was determinative in the Board's analysis.

--------------------------------------------------------------------------------
BOARD OF TRUSTEES AND OFFICERS
--------------------------------------------------------------------------------


                     FIRST TRUST/FIDAC MORTGAGE INCOME FUND
                          OCTOBER 31, 2010 (UNAUDITED)


                                                                                                NUMBER OF
                                                                                              PORTFOLIOS IN
                                                                                                THE FIRST          OTHER
                                                                                                  TRUST       TRUSTEESHIPS OR
         NAME, ADDRESS,             TERM OF OFFICE                                            FUND COMPLEX     DIRECTORSHIPS
        DATE OF BIRTH AND           AND LENGTH OF            PRINCIPAL OCCUPATIONS             OVERSEEN BY        HELD BY
     POSITION WITH THE FUND           SERVICE(2)              DURING PAST 5 YEARS                TRUSTEE          TRUSTEE

------------------------------------------------------------------------------------------------------------------------------------
                                                      INDEPENDENT TRUSTEES
------------------------------------------------------------------------------------------------------------------------------------

Richard E. Erickson, Trustee        o Three Year     Physician; President, Wheaton                 64             None
c/o First Trust Advisors L.P.         Term           Orthopedics; Co-owner and Co-Director
120 E. Liberty Drive,                                (January 1996 to May 2007), Sports
  Suite 400                                          Med Center for Fitness; Limited
Wheaton, IL 60187                   o Since Fund     Partner, Gundersen Real Estate
D.O.B.: 04/51                         Inception      Limited Partnership; Member,
                                                     Sportsmed LLC

Thomas R. Kadlec, Trustee           o Three Year     President (March 2010 to Present),            64             Director of ADM
c/o First Trust Advisors L.P.         Term           Senior Vice President and Chief                              Investor
120 E. Liberty Drive,                                Financial Officer (May 2007 to March                         Services, Inc.
  Suite 400                         o Since Fund     2010), Vice President and Chief                              and ADM
Wheaton, IL 60187                     Inception      Financial Officer (1990 to May 2007),                        Investor
D.O.B.: 11/57                                        ADM Investor Services, Inc. (Futures                         Services
                                                     Commission Merchant)                                         International

Robert F. Keith, Trustee            o Three Year     President (2003 to Present),                  64             None
c/o First Trust Advisors L.P.         Term           Hibs Enterprises (Financial and
120 E. Liberty Drive,                                Management Consulting)
  Suite 400                         o Since June
Wheaton, IL 60187                     2006
D.O.B.: 11/56

Niel B. Nielson, Trustee            o Three Year     President (June 2002                          64             Director of
c/o First Trust Advisors L.P.         Term           to Present), Covenant                                        Covenant
120 E. Liberty Drive,                                College                                                      Transport Inc.
  Suite 400                         o Since Fund
Wheaton, IL 60187                     Inception
D.O.B.: 03/54


------------------------------------------------------------------------------------------------------------------------------------
                                                        INTERESTED TRUSTEE
------------------------------------------------------------------------------------------------------------------------------------

James A. Bowen, Trustee,            o Three Year     President, First Trust Advisors L.P.          64             Trustee of
President, Chairman of the Board      Trustee        and First Trust Portfolios L.P.;                             Wheaton College
and CEO(1)                            Term and       Chairman of the Board of Directors,
120 E. Liberty Drive,                 Indefinite     BondWave LLC (Software Development
  Suite 400                           Officer        Company/Investment Advisor) and
Wheaton, IL 60187                     Term           Stonebridge Advisors LLC (Investment
D.O.B.: 09/55                                        Advisor)
                                   o Since Fund
                                     Inception

---------------------

(1) Mr. Bowen is deemed an interested person of the Fund due to his position as President of First Trust Advisors L.P., investment advisor of the Fund.
(2) Currently, Robert F. Keith, as a Class I Trustee, is serving as a trustee until the Fund's 2011 annual meeting of shareholders. Richard E. Erickson and Thomas R. Kadlec, as Class II Trustees, are serving as trustees until the Fund's 2012 annual meeting of shareholders. James A. Bowen and Niel B. Nielson, as Class III Trustees, are serving as trustees until the Fund's 2013 annual meeting of shareholders. Officers of the Fund have an indefinite term. The term "officer" means the president, vice president, secretary, treasurer, controller or any other officer who performs a policy making function.

--------------------------------------------------------------------------------
BOARD OF TRUSTEES AND OFFICERS - (Continued)
--------------------------------------------------------------------------------


                     FIRST TRUST/FIDAC MORTGAGE INCOME FUND
                          OCTOBER 31, 2010 (UNAUDITED)


                                                                TERM OF OFFICE
       NAME, ADDRESS AND          POSITION AND OFFICES          AND LENGTH OF                   PRINCIPAL OCCUPATIONS
         DATE OF BIRTH                 WITH FUND                   SERVICE                       DURING PAST 5 YEARS

-----------------------------------------------------------------------------------------------------------------------------------
                                            OFFICERS WHO ARE NOT TRUSTEES (3)
-----------------------------------------------------------------------------------------------------------------------------------

Mark R. Bradley                  Treasurer, Chief               o Indefinite term           Chief Financial Officer,
120 E. Liberty Drive,            Financial Officer                                          First Trust Advisors L.P.
  Suite 400                      and Chief Accounting           o Since Fund                and First Trust Portfolios
Wheaton, IL 60187                Officer                          Inception                 L.P.; Chief Financial
D.O.B.: 11/57                                                                               Officer, BondWave LLC
                                                                                            (Software Development
                                                                                            Company/Investment Advisor)
                                                                                            and Stonebridge Advisors LLC
                                                                                            (Investment Advisor)

Erin E. Chapman                  Assistant Secretary            o Indefinite term           Assistant General Counsel
120 E. Liberty Drive,                                                                       (October 2007 to Present),
  Suite 400                                                     o Since June 2009           Associate Counsel (March
Wheaton, IL 60187                                                                           2006 to October 2007), First
D.O.B.:  08/76                                                                              Trust Advisors L.P. and
                                                                                            First Trust Portfolios L.P.;
                                                                                            Associate Attorney (November
                                                                                            2003 to March 2006), Doyle &
                                                                                            Bolotin, Ltd.

James M. Dykas                   Assistant Treasurer            o Indefinite term           Senior Vice President (April
120 E. Liberty Drive,                                                                       2007 to Present), Vice
  Suite 400                                                     o Since Fund                President (January 2005 to
Wheaton, IL 60187                                                 Inception                 April 2007), First Trust
D.O.B.: 01/66                                                                               Advisors L.P. and First
                                                                                            Trust Portfolios L.P.

Christopher R. Fallow            Assistant Vice                 o Indefinite term           Assistant Vice President
120 E. Liberty Drive,            President                                                  (August 2006 to Present),
  Suite 400                                                     o Since Fund                Associate (January 2005 to
Wheaton, IL 60187                                                 Inception                 August 2006), First Trust
D.O.B.: 04/79                                                                               Advisors L.P. and First
                                                                                            Trust Portfolios L.P.

W. Scott Jardine                 Secretary and Chief            o Indefinite term           General Counsel, First Trust
120 E. Liberty Drive,            Compliance Officer                                         Advisors L.P., First Trust
  Suite 400                                                     o Since Fund                Portfolios L.P. and BondWave
Wheaton, IL 60187                                                 Inception                 LLC (Software Development
D.O.B.: 05/60                                                                               Company/Investment Advisor);
                                                                                            Secretary of Stonebridge
                                                                                            Advisors LLC (Investment Advisor)

Daniel J. Lindquist              Vice President                 o Indefinite term           Senior Vice President
120 E. Liberty Drive,                                                                       (September 2005 to Present),
  Suite 400                                                     o Since Fund                First Trust Advisors L.P. and
Wheaton, IL 60187                                                 Inception                 First Trust Portfolios L.P.
D.O.B: 02/70

Coleen D. Lynch                  Assistant Vice                 o Indefinite term           Assistant Vice President
120 E. Liberty Drive,            President                                                  (January 2008 to Present),
  Suite 400                                                     o Since July 2008           First Trust Advisors L.P. and
Wheaton, IL 60187                                                                           First Trust Portfolios L.P.;
DOB: 07/58                                                                                  Vice President (May 1998 to
                                                                                            January 2008), Van Kampen
                                                                                            Asset Management and Morgan
                                                                                            Stanley Investment Management

Kristi A. Maher                  Assistant Secretary            o Indefinite term           Deputy General Counsel (May
120 E. Liberty Drive,            and Deputy Chief                                           2007  to Present), Assistant
  Suite 400                      Compliance Officer             o Assistant                 General Counsel (March 2004 to
Wheaton, IL 60187                                                 Secretary since           May 2007), First Trust
D.O.B.: 12/66                                                     Fund Inception            Advisors L.P. and First Trust
                                                                                            Portfolios L.P.
                                                                o Deputy Chief
                                                                  Compliance
                                                                  Officer since
                                                                  November 2009


---------------------
(3) The term "officer" means the president, vice president, secretary, treasurer, controller or any other officer who performs a policy making function.

--------------------------------------------------------------------------------
PRIVACY POLICY
--------------------------------------------------------------------------------


                     FIRST TRUST/FIDAC MORTGAGE INCOME FUND
                          OCTOBER 31, 2010 (UNAUDITED)


PRIVACY POLICY

The open-end and closed-end funds advised by First Trust Advisors L.P. (each a "Fund") value our relationship with you and consider your privacy an important priority in maintaining our relationship. We are committed to protecting the security and confidentiality of your personal information.

SOURCES OF INFORMATION

We may collect nonpublic personal information about you from the following sources:

     o Information we receive from you or your broker-dealer, investment advisor or financial representative through interviews, applications, agreements or other forms;

     o  Information about your transactions with us, our affiliates or others;

     o Information we receive from your inquiries by mail, e-mail or telephone; and

     o Information we collect on our website through the use of "cookies." For example, we may identify the pages on our website that your browser requests or visits.

INFORMATION COLLECTED

The type of data we collect may include your name, address, social security number, age, financial status, assets, income, tax information, retirement and estate plan information, transaction history, account balance, payment history, investment objectives, marital status, family relationships and other personal information.

DISCLOSURE OF INFORMATION

We do not disclose any nonpublic personal information about our customers or former customers to anyone, except as permitted by law. In addition to using this information to verify your identity (as required by law), the permitted uses may also include the disclosure of such information to unaffiliated companies for the following reasons:

     o In order to provide you with products and services and to effect transactions that you request or authorize, we may disclose your personal information as described above to unaffiliated financial service providers and other companies that perform administrative or other services on our behalf, such as transfer agents, custodians and trustees, or that assist us in the distribution of investor materials such as trustees, banks, financial representatives and printers.

     o We may release information we have about you if you direct us to do so, if we are compelled by law to do so, or in other legally limited circumstances (for example to protect your account from fraud).

In addition, in order to alert you to our other financial products and services, we may share your personal information with affiliates of the Fund.

CONFIDENTIALITY AND SECURITY

With regard to our internal security procedures, the Fund restricts access to your nonpublic personal information to those individuals who need to know that information to provide products or services to you. We maintain physical, electronic and procedural safeguards to protect your nonpublic personal information.

POLICY UPDATES AND INQUIRIES

As required by federal law, we will notify you of our privacy policy annually. We reserve the right to modify this policy at any time; however if we do change it, we will tell you promptly. For questions about our policy, or for additional copies of this notice, please go to www.ftportfolios.com, or contact us at (800) 621-1675 (First Trust Portfolios) or (800) 222-6822 (First Trust Advisors).

[LOGO OMITTED] First Trust




INVESTMENT ADVISOR
First Trust Advisors L.P.
120 E. Liberty Drive, Suite 400
Wheaton, IL 60187


INVESTMENT SUB-ADVISOR
Fixed Income Discount Advisory Company
1211 Avenue of the Americas, Suite 2902
New York, NY 10036


ADMINISTRATOR,
FUND ACCOUNTANT &
TRANSFER AGENT
BNY Mellon Investment Servicing (US) Inc.
301 Bellevue Parkway
Wilmington, DE 19809


CUSTODIAN
PFPC Trust Company
8800 Tinicum Boulevard
Philadelphia, PA 19153


INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM
Deloitte & Touche LLP
111 S. Wacker Drive
Chicago, IL 60606


LEGAL COUNSEL
Chapman and Cutler LLP
111 W. Monroe Street
Chicago, IL 60603


Inside Back Cover

                               [BLANK BACK COVER]

ITEM 2. CODE OF ETHICS.

   (a) The registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

   (c) There have been no amendments, during the period covered by this report, to a provision of the code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics description.

   (d) The registrant has not granted any waivers, including an implicit waiver, from a provision of the code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this item's instructions.


ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

As of the end of the period covered by the report, the Registrant's board of trustees has determined that Thomas R. Kadlec and Robert F. Keith are qualified to serve as audit committee financial experts serving on its audit committee and that each of them is "independent," as defined by Item 3 of Form N-CSR.


ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

  (a) Audit Fees (Registrant) -- The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years were $45,000 for the fiscal year ended October 31, 2009 and $45,000 for the fiscal year ended October 31, 2010.

  (b) Audit-Related Fees (Registrant) -- The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of this Item were $0 for the fiscal year ended October 31, 2009 and $0 for the fiscal year ended October 31, 2010.

         Audit-Related Fees (Investment Advisor) -- The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of this Item were $0 for the fiscal year ended October 31, 2009 and $0 for the fiscal year ended October 31, 2010.

  (c) Tax Fees (Registrant) -- The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning were $5,200 for the fiscal year ended October 31, 2009 and $5,200 for the fiscal year ended October 31, 2010. These fees were for tax return preparation.

         Tax Fees (Investment Advisor) -- The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning were $0 for the fiscal year ended October 31, 2009 and $0 for the fiscal year ended October 31, 2010.

  (d) All Other Fees (Registrant) -- The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant to the Registrant, other than the services reported in paragraphs (a) through (c) of this Item were $0 for the fiscal year ended October 31, 2009 and $0 for the fiscal year ended October 31, 2010.

         All Other Fees (Investment Adviser) The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant to the Registrant, other than the services reported in paragraphs (a) through (c) of this Item were $0 for the fiscal year ended October 31, 2009 and $0 for the fiscal year ended October 31, 2010.

  (e)(1) Disclose the audit committee's pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

      Pursuant to its charter and its Audit and Non-Audit Services Pre-Approval Policy, the Audit Committee (the "Committee") is responsible for the pre-approval of all audit services and permitted non-audit services (including the fees and terms thereof) to be performed for the registrant by its independent auditors. The Chairman of the Committee is authorized to give such pre-approvals on behalf of the Committee up to $25,000 and report any such pre-approval to the full Committee.

      The Committee is also responsible for the pre-approval of the independent auditor's engagements for non-audit services with the registrant's adviser (not including a sub-adviser whose role is primarily portfolio management and is sub-contracted or overseen by another investment adviser) and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant, if the engagement relates directly to the operations and financial reporting of the registrant, subject to the de minimis exceptions for non-audit services described in Rule 2-01 of Regulation S-X. If the independent auditor has provided non-audit services to the registrant's adviser (other than any sub-adviser whose role is primarily portfolio management and is sub-contracted with or overseen by another investment adviser) and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to its policies, the Committee will consider whether the provision of such non-audit services is compatible with the auditor's independence.

  (e)(2) The percentage of services described in each of paragraphs (b) through
         (d) for the Registrant and the Registrant's investment adviser of this Item that were approved by the audit committee pursuant to the pre-approval exceptions included in paragraph (c)(7)(i)(c) or paragraph
         (c)(7)(ii) of Rule 2-01 of Regulation S-X are as follows:

                          (b)  0%

                          (c)  0%

                          (d)  0%

  (f) The percentage of hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant's full-time, permanent employees was less than fifty percent.

  (g) The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for the Registrant's fiscal year ended October 31, 2009 were $5,200 for the Registrant and $36,000 for the Registrant's investment adviser and for the Registrant's fiscal year ended October 31, 2010 were $5,200 for the Registrant and $6,000 for the Registrant's investment adviser.

  (h) The registrant's audit committee of the board of directors has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.


ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

(a) The Registrant has a separately designated audit committee consisting of all the independent directors of the Registrant. The members of the audit committee are: Thomas R. Kadlec, Niel B. Nielson, Richard E. Erickson and Robert F. Keith.


ITEM 6. INVESTMENTS.

(a) Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.

(b)   Not applicable.


ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

The Proxy Voting Policies are attached herewith.


ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

(a)(1) IDENTIFICATION OF PORTFOLIO MANAGER(S) OR MANAGEMENT TEAM MEMBERS AND DESCRIPTION OF ROLE OF PORTFOLIO MANAGER(S) OR MANAGEMENT TEAM MEMBERS.


INFORMATION PROVIDED AS OF JANUARY 3, 2011.


There is no one individual primarily responsible for portfolio management decisions for the Registrant. Fixed Income Discount Advisory Company ("FIDAC") serves as the Registrant's investment sub-adviser, making investment decisions for the Registrant. Investments are made under the direction of a team of FIDAC professionals led by the individuals described below. Investment decisions are made in a consultative manner following discussions among some or all of the individuals described below.

                                                                  Length of
                  Name                   Title with FIDAC          Service          Business Experience Past 5 Years

1.    Wellington Denahan-Norris     Chief Investment Officer     16 years     Been with FIDAC since its inception in 1994

                                                                              FIDAC since 2004; Times Square Capital
2.    Eric Szabo                    MD, Chief Risk Officer       6 years      Management from 2001-2004

                                    MD, FIDAC Chief Investment
3.    Rose-Marie Lyght              Officer                      11 years     FIDAC since 1999

4.    Nancy Murtha                  SVP, Portfolio Manager       8 years      FIDAC since 2002

5.    James Fortescue               MD, Head of Liabilities      14 years     FIDAC since 1996


(a)(2) OTHER ACCOUNTS MANAGED BY PORTFOLIO MANAGERS OR MANAGEMENT TEAM MEMBER AND POTENTIAL CONFLICTS OF INTEREST


INFORMATION PROVIDED AS OF OCTOBER 31, 2010.


                                                                                        # of Accounts    Total Assets
                                                                                         Managed for       for which
                                                             Total # of                which Advisory   Advisory Fee is
Name of Portfolio Manager or                                  Accounts       Total     Fee is Based on     Based on
        Team Member*                Type of Accounts*          Managed      Assets       Performance      Performance

1.  Wellington                Registered Investment               0           $0              0               $0
    Denahan-Norris            Companies:
                              Other Pooled Investment             4        $3.4 bill          0               $0
                              Vehicles:

                              Other Accounts:                     0           $0              0               $0

2.  Eric Szabo                Registered Investment               0           $0              0               $0
                              Companies:
                              Other Pooled Investment             4        $3.4 bill          0               $0
                              Vehicles:
                              Other Accounts:                     0           $0              0               $0

3. Rose-Marie Lyght           Registered Investment               0           $0              0               $0
                              Companies:
                              Other Pooled Investment             4        $3.4 bill          0               $0
                              Vehicles:
                              Other Accounts:                     0           $0              0               $0

4.  Nancy Murtha              Registered Investment               0           $0              0               $0
                              Companies:
                              Other Pooled Investment             0           $0              0               $0
                              Vehicles:
                              Other Accounts:                     0           $0              0               $0

5.  James Fortescue           Registered Investment               0           $0              0               $0
                              Companies:
                              Other Pooled Investment             3       $2.03 bill          0               $0
                              Vehicles:
                              Other Accounts:                     0           $0              0               $0


* Each of the Portfolio Managers set forth in the above table also have responsibility for the day-to-day management of Annaly Capital Management, Inc., a New York Stock Exchange-listed real estate investment trust.

POTENTIAL CONFLICTS OF INTERESTS

   As shown in the table above, certain Portfolio Managers may manage other accounts with investment strategies similar to the Registrant. Fees earned by FIDAC may vary among these accounts. Such management of other accounts could create conflicts of interest if a Portfolio Manager identified a limited investment opportunity that may be appropriate for more than one account, but the Registrant is not able to take full advantage of that opportunity due to the need to allocate that opportunity among multiple accounts. In addition, the Portfolio Manager may execute transactions for another account that may adversely impact the value of securities held by the Registrant. However, FIDAC believes that these risks are mitigated by the fact that: (i) accounts with like investment strategies managed by a particular Portfolio Manager are generally managed in a similar fashion, subject to exceptions to account for particular investment restrictions or policies applicable only to certain accounts, differences in cash flows and account sizes, and similar factors;
   (ii) the securities in which the Registrant will invest are typically highly rated liquid securities; and (iii) these Portfolio Managers do not invest personally in any of these accounts. In addition, pursuant to FIDAC's policies, Portfolio Managers cannot invest in a FIDAC-managed account other than, with the permission of FIDAC's chief compliance officer. Moreover, FIDAC has adopted trade allocation procedures that require equitable allocation of trade orders for a particular security among participating accounts.

(a)(3)   COMPENSATION STRUCTURE OF PORTFOLIO MANAGER(S) OR MANAGEMENT TEAM
         MEMBERS


INFORMATION PROVIDED AS OF OCTOBER 31, 2010.


The Portfolio Managers receive all of their compensation from FIDAC and its parent company, Annaly Capital Management, Inc. ("Annaly"). Compensation is paid in the form of base salary as well as, subject to the approval of Annaly's compensation committee, an annual bonus. The sum of the base salary plus the bonus, if approved, is intended to be an amount equal to a multiple of Annaly's book value.

The base salary and potential bonus is determined pursuant to employment contracts. Any discretionary bonuses are determined by Annaly's compensation committee after consideration of several factors including but not necessarily limited to:

         (a)  Individual performance;

         (b)  Annaly's overall performance; and

         (c) Other factors the compensation committee determines to be appropriate.

Any discretionary bonuses are determined by Annaly's compensation committee after consideration of several factors including but not necessarily limited to:

         (a)  Individual performance;

         (b)  Annaly's overall performance; and

         (c) Other factors the compensation committee determines to be appropriate.

(a)(4)   DISCLOSURE OF SECURITIES OWNERSHIP


INFORMATION PROVIDED AS OF OCTOBER 31, 2010.


                                         Dollar Range of Fund Shares
                  Name                        Beneficially Owned

      Wellington Denahan-Norris                       $0
      Eric Szabo                                      $0
      Rose-Marie Lyght                                $0
      Nancy Murtha                                    $0
      James Fortescue                                 $0


(b)      Not applicable.


ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.


ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant's board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)),
or this Item.


ITEM 11. CONTROLS AND PROCEDURES.

   (a) The registrant's principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the "1940 Act") (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

   (b) There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the registrant's second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.


ITEM 12. EXHIBITS.

     (a)(1) Code of ethics, or any amendment thereto, that is the subject of disclosure required by Item 2 is attached hereto.

     (a)(2) Certifications pursuant to Rule 30a-2(a) under the 1940 Act and
            Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

     (a)(3) Not applicable.

     (b)    Certifications pursuant to Rule 30a-2(b) under the 1940 Act and
            Section 906 of the Sarbanes- Oxley Act of 2002 are attached hereto.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(registrant)              First Trust/FIDAC Mortgage Income Fund


By (Signature and Title)* /s/ James A. Bowen
                          ------------------------------------------------------
                          James A. Bowen, Chairman of the Board, President and Chief Executive Officer
                          (principal executive officer)

Date December 21, 2010


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By (Signature and Title)* /s/ James A. Bowen
                          ------------------------------------------------------
                          James A. Bowen, Chairman of the Board, President and Chief Executive Officer
                          (principal executive officer)

Date December 21, 2010


By (Signature and Title)* /s/ Mark R. Bradley
                          ------------------------------------------------------
                          Mark R. Bradley, Treasurer, Chief Financial
                          Officer and Chief Accounting Officer
                          (principal financial officer)

Date December 21, 2010

* Print the name and title of each signing officer under his or her signature.